UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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[_]	Soliciting Material Under Rule 14a-12

HANSEN NATURAL CORPORATION

(Name of Registrant as Specified in its Charter) N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HANSEN NATURAL CORPORATION

550 Monica Circle Suite 201
Corona, California 92880

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 10, 2006

September 25, 2007

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Hansen Natural Corporation (the “Company”) to be held on Friday, November 9, 2007 at 3:00 p.m. local time, at the Ayres Suites Corona West, located at 1900 W. Frontage Road, Corona, California 92882 (the “Annual Meeting”).

In addition to the specific matters to be voted on at the meeting that are listed in the accompanying notice, there will be a report on the Company’s business and an opportunity for stockholders of the Company to ask questions. I hope that you will be able to join us. Your vote is important to us and to our business. I encourage you to sign and return your proxy card, or call the toll free number or use the Internet by following the instructions included with your proxy card, so that your shares will be represented and voted at the meeting whether or not you plan to attend. If you attend the meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

Sincerely,

/s/ Rodney C. Sacks

Rodney C. Sacks

Chairman of the Board of Directors

HANSEN NATURAL CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 9, 2007

TO THE STOCKHOLDERS OF THE COMPANY:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Hansen Natural Corporation (“Hansen” or the “Company”) will be held on Friday, November 9, 2007 at 3:00 p.m. local time, at the Ayres Suites Corona West, located at 1900 W. Frontage Road, Corona, California 92882 (the “Annual Meeting”), for the following purposes:

1.	To elect seven directors to serve until the 2008 annual meeting of stockholders of the Company.
2.	To consider and vote upon a proposal to approve the Hansen Natural Corporation Amended and Restated Stock Option Plan.
3.	To ratify the appointment of Deloitte & Touche LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2007.
4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement for Annual Meeting of Stockholders accompanying this Notice. Only stockholders of the Company of record at the close of business on September 18, 2007 are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.

We will make available a list of stockholders as of the close of business on September 18, 2007, for inspection by stockholders during normal business hours from 9:00 a.m. to 5:00 p.m. local time on November 9, 2007, at the Company's principal place of business, 550 Monica Circle, Suite 201, Corona, CA 92880. This list will also be available to stockholders at the Annual Meeting.

All stockholders of the Company are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose, or over the Internet or by telephone. You may revoke your voted proxy at any time prior to the Annual Meeting or vote in person if you attend the Annual Meeting.

A copy of the Company’s Annual Report to Stockholders of the Company is enclosed.

Sincerely,

/s/ Rodney C. Sacks

Rodney C. Sacks

Chairman of the Board of Directors

Corona, California

September 25, 2007

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, OR CALL THE TOLL-FREE TELEPHONE NUMBER OR USE THE INTERNET BY FOLLOWING THE INSTRUCTIONS INCLUDED WITH YOUR PROXY CARD.

HANSEN NATURAL CORPORATION

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of Hansen Natural Corporation (“Hansen” or the “Company”) for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held Friday, November 9, 2007 at 3:00 p.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders of the Company. The Annual Meeting will be held at the Ayres Suites Corona West, located at 1900 W. Frontage Road, Corona, California 92882. The Company’s principal place of business is 550 Monica Circle, Suite 201, Corona, CA 92880. In this proxy, unless the context requires otherwise, references to “we”, “our”, or “us” refer to Hansen.

These proxy solicitation materials are being mailed on or about October 2, 2007, to all stockholders of the Company entitled to vote at the Annual Meeting.

Record Date, Outstanding Voting Securities

Holders of record of common stock at the close of business on September 18, 2007 are entitled to notice of, and to vote at, the meeting. Each share is entitled to one vote. There are no other outstanding voting securities of the Company. As of the record date, 92,631,728 shares of the Company’s common stock were issued and outstanding (the “Common Stock”). There are no other outstanding voting securities of the Company

Revocability of Proxies

Signing and returning your proxy card or submitting your proxy via the Internet or by telephone does not affect your right to vote in person if you attend the Annual Meeting and your shares are registered in your name. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or duly executed proxy bearing a later date, via the Internet, telephone, or by mail, or by attending the meeting and voting in person.

Quorum

The presence, in person or by proxy, of the holders of one-third of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Such stockholders are counted as present at the meeting if they (1) are present in person at the Annual Meeting or (2) have properly submitted a proxy card.

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Voting

In accordance with the Company’s by-laws:

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Directors shall be elected by the affirmative vote of a plurality of the votes cast in person or by proxy by the holders of shares of Common Stock entitled to vote in the election at the Annual Meeting; and

•	The ratification of Deloitte & Touche LLP as independent auditors shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting; and

in each case, provided a quorum is present. Thus, abstentions and broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote. No stockholder shall be entitled to cumulate votes.

The proposal relating to the approval of the Hansen Natural Corporation Amended and Restated Stock Option Plan (the “Amended and Restated 2001 Stock Option Plan”) requires the affirmative vote “FOR” of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting. You may vote for, against, or abstain on the proposal relating to the approval of the Amended and Restated 2001 Stock Option Plan. Abstentions from voting will be considered shares present and entitled to vote on the Amended and Restated 2001 Stock Option Plan and, since approval of the Amended and Restated 2001 Stock Option Plan requires a majority of shares of the Common Stock present and entitled to vote, will have the same effect as a vote “AGAINST” the Amended and Restated 2001 Stock Option Plan. Broker non-votes are not included in the determination of the number of shares present and entitled to vote on the Amended and Restated 2001 Stock Option Plan and therefore will have no effect on the outcome of the vote.

How to Vote

Your vote is very important and we hope that you will attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card, voting instruction form (from your bank or broker), or the instructions that you received through electronic mail. There are three convenient ways of submitting your vote:

• Voting by Internet — You can vote via the Internet by visiting the website noted on your proxy card. Internet voting is available 24 hours a day. We encourage you to vote via the Internet, as it is the most cost-effective way to vote.

• Voting by telephone — You can also vote your shares by telephone by calling the toll-free telephone number indicated on your proxy card and following the voice prompt instructions. Telephone voting is available 24 hours a day.

• Voting by mail — If you choose to vote by mail, simply mark your proxy card, sign and date it, and return it in the enclosed postage-paid envelope.

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The deadline for Internet or telephone voting is 11:59 p.m. Eastern Time on November 8, 2007. If you vote by telephone or the Internet, you do not need to return your proxy card. Signing and returning your proxy card or submitting your proxy via the Internet or by telephone does not affect your right to vote in person if you attend the Annual Meeting and your shares are registered in your name. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the Annual Meeting.

Solicitation

The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. In addition to solicitation by use of the mail or via the Internet, proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or letter.

Principal Stockholders and Security Ownership of Management

              The following table sets forth, as of the most recent practical date, September 7, 2007, the beneficial ownership of the Company’s Common Stock of (a) those persons known to the Company to be the beneficial owners of more than 5% of the Company’s Common Stock; (b) each of the Company’s directors and nominees for director; and (c) the Company’s executive officers and all of the Company’s current directors and executive officers as a group:

Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership		Percent of Class
Brandon Limited Partnership No. 1 [1]	1,306,920		1.3%
Brandon Limited Partnership No. 2[2]	8,013,336		8.3%
Hilrod Holdings, L.P.	4,280,000		4.4%
HRS Holdings, L.P.	800,000		0.8%
Hilrod Holdings II, L.P.	457,552		0.5%
Fidelity Low Priced Stock Fund[3]	7,082,256		7.3%
Barclay's Global Investors, NA4	4,218,786		4.4%

Rodney C. Sacks	17,580,532	(5)	18.2%
Hilton H. Schlosberg	17,269,308	(6)	17.8%
Mark Hall	174,400	(7)	**%
Michael Schott	-		**%
Kirk Blower	43,200	(8)	**%
Sydney Selati	37,500	(9)	**%
Thomas Kelly	17,600	(10)	**%
Norman Epstein	18,400	(11)	**%
Harold Taber	18,400	(12)	**%
Benjamin Polk	4,800	(13)	**%
Mark Vidergauz	4,800	(14)	**%

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Officers and Directors as a group (11 members: 20,311,132 shares or 20.97% in aggregate). Effective December 31, 2006, certain stock option agreements entered into from 2002 through 2005 described below were amended to provide, among other things, that (i) the exercise price of the option is the fair market value of the underlying stock on the grant date (the “Grant Date”); (ii) following completion of a special committee investigation, the Company will make a determination as to whether the Grant Date requires adjustment; (iii) if the Grant Date requires adjustment, the exercise price of the option shall be the fair market value of the underlying stock on the Grant Date as adjusted; and (iv) if the Grant Date does not require adjustment, the exercise price shall be the exercise price stated in the respective stock option agreement.

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* Except as noted otherwise, the address for each of the named stockholders is 550 Monica Circle, Suite 201, Corona, California 92880.

** Less than 1%

1 The mailing address of Brandon Limited Partnership No. 1 (“Brandon No. 1”) is 56 Conduit Street, London W1S2YZ England. The general partners of Brandon No. 1 are Rodney C. Sacks and Hilton H. Schlosberg.

2 The mailing address of Brandon Limited Partnership No. 2 (“Brandon No. 2”) is 56 Conduit Street, London W1S2YZ England. The general partners of Brandon No. 2 are Rodney C. Sacks and Hilton H. Schlosberg.

3 The mailing address of this reporting person is 82 Devonshire Street, Boston, Massachusetts 02109.

4 The mailing address of this reporting person is 45 Fremont Street, San Francisco, California 94105.

5 Includes 211,224 shares of Common Stock owned by Mr. Sacks; 1,306,920 shares beneficially held by Brandon No. 1 because Mr. Sacks is one of Brandon No. 1’s general partners; 8,013,336 shares beneficially held by Brandon No. 2 because Mr. Sacks is one of Brandon No. 2’s general partners; 800,000 shares beneficially held by HRS Holdings, LP because Mr. Sacks is one of HRS Holdings’ general partners; 4,280,000 shares beneficially held by Hilrod Holdings L.P. because Mr. Sacks is one of Hilrod Holdings’ general partners; 457,552 shares beneficially held by Hilrod Holdings II, L.P. because Mr. Sacks is one of Hilrod Holdings II’s general partners and 300,000 shares beneficially held by The Rodney C. Sacks 2007 Grantor Retained Annuity Trust. Also includes options presently exercisable to purchase 380,000 shares of Common Stock, out of options to purchase a total of 800,000 shares, exercisable at $0.53 per share, granted pursuant to a Stock Option Agreement dated February 2, 1999 between the Company and Mr. Sacks; options presently exercisable to purchase 448,176 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.45 per share, granted pursuant to a Stock Option Agreement dated July 12, 2002 between the Company and Mr. Sacks; options presently exercisable to purchase 783,324 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.53 per share, granted pursuant to a Stock Option Agreement dated May 28, 2003 between the Company and Mr. Sacks; options presently exercisable to purchase 480,000 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $6.59 per share, granted pursuant to a Stock Option Agreement dated March 23, 2005 between the Company and Mr. Sacks; and options presently exercisable to purchase 120,000 shares of Common Stock, out of options to purchase a total of 600,000 shares, exercisable at $16.87 per share, granted pursuant to a Stock Option Agreement dated November 11, 2005 between the Company and Mr. Sacks.

Mr. Sacks disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 211,224 shares of Common Stock; (ii) 2,211,500 shares presently exercisable under the Stock Option Agreements; (iii) 42,800 shares beneficially held by Hilrod Holdings L.P. because Mr. Sacks is one of Hilrod Holdings’ general partners; (iv) 8,000 shares beneficially held by HRS Holdings, L.P. because Mr. Sacks is one of HRS Holdings’ general partners and (v) 4,576 shares beneficially held by Hilrod Holdings II, L.P. because Mr. Sacks is one of Hilrod Holdings II’s general partners.

6 Includes 200,000 shares of Common Stock owned by Mr. Schlosberg; 1,306,920 shares beneficially held by Brandon No. 1 because Mr. Schlosberg is one of Brandon No. 1’s general partners; 8,013,336 shares beneficially held by Brandon No. 2 because Mr. Schlosberg is one of Brandon No. 2’s general partners; 800,000 shares beneficially held by HRS Holdings, LP because Mr. Schlosberg is one of HRS Holdings’ general partners; 4,280,000 shares beneficially held by Hilrod Holdings L.P. because Mr. Schlosberg is one of Hilrod Holdings’ general partners and 457,552 shares of Common Stock beneficially held by Hilrod Holdings II, L.P. because Mr. Schlosberg is one of Hilrod Holdings II’s general partners. Also includes options presently exercisable to purchase 380,000 shares of Common Stock, out of

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options to purchase a total of 800,000 shares, exercisable at $0.53 per share, granted pursuant to a Stock Option Agreement dated February 2, 1999 between the Company and Mr. Schlosberg; options presently exercisable to purchase 448,176 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.45 per share, granted pursuant to a Stock Option Agreement dated July 12, 2002 between the Company and Mr. Schlosberg; options presently exercisable to purchase 783,324 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.53 per share, granted pursuant to a Stock Option Agreement dated May 28, 2003 between the Company and Mr. Schlosberg; options presently exercisable to purchase 480,000 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $6.59 per share, granted pursuant to a Stock Option Agreement dated March 23, 2005 between the Company and Mr. Schlosberg; and options presently exercisable to purchase 120,000 shares of Common Stock, out of options to purchase a total of 600,000 shares, exercisable at $16.87 per share, granted pursuant to a Stock Option Agreement dated November 11, 2005 between the Company and Mr. Schlosberg.

Mr. Schlosberg disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 200,000 shares of Common Stock; (ii) 2,211,500 shares presently exercisable under the Stock Option Agreements; (iii) 42,800 shares beneficially held by Hilrod Holdings L.P. because Mr. Schlosberg is one of Hilrod Holdings’ general partners; (iv) 8,000 shares beneficially held by HRS Holdings, L.P. because Mr. Schlosberg is one of HRS Holdings’ general partners and (v) 4,576 shares beneficially held by Hilrod Holdings II, L.P. because Mr. Schlosberg is one of Hilrod Holdings II’s general partners.

7 Includes 104,000 shares of Common Stock owned by Mr. Hall; options presently exercisable to purchase 32,000 shares of Common Stock, out of options to purchase a total of 160,000 shares, exercisable at $0.45 per share, granted pursuant to a Stock Option Agreement dated July 12, 2002 between the Company and Mr. Hall; options presently exercisable to purchase 16,000 shares of Common Stock, out of options to purchase a total of 80,000 shares, exercisable at $0.45 per share, granted pursuant to a Stock Option Agreement dated July 12, 2002 between the Company and Mrs. Christine Hall; options presently exercisable to purchase 20,000 shares of Common Stock, out of options to purchase a total of 100,000 shares, exercisable at $10.95 per share, granted pursuant to a Stock Option Agreement dated September 28, 2005 between the Company and Mr. Hall and options presently exercisable to purchase 2,400 shares of Common Stock, out of options to purchase a total of 12,000 shares, exercisable at $12.43 per share, granted pursuant to a Stock Option Agreement dated November 1, 2005 between the Company and Mrs. Christine Hall.

8 Includes 41,600 shares of Common Stock owned by Mr. Blower and options presently exercisable to purchase 1,600 shares of Common Stock, out of options to purchase a total of 8,000 shares, exercisable at $12.43 per share, granted pursuant to a Stock Option Agreement dated November 1, 2005 between the Company and Mr. Blower.

9 Includes 5,500 shares of Common Stock owned by Mr. Selati and options presently exercisable to purchase 32,000 shares of Common Stock, out of options to purchase a total of 96,000 shares, exercisable at $3.23 per share, granted pursuant to a Stock Option Agreement dated November 5, 2004 between the Company and Mr. Selati.

10 Includes options presently exercisable to purchase 16,000 shares of Common Stock, out of options to purchase a total of 80,000 shares, exercisable at $0.45 per share, granted pursuant to a Stock Option Agreement dated July 12, 2002 between the Company and Mr. Kelly and options presently exercisable to purchase 1,600 shares of Common Stock, out of options to purchase a total of 8,000 shares, exercisable at $16.87 per share, granted pursuant to a Stock Option Agreement dated November 11, 2005 between the Company and Mr. Kelly.

11 Includes 4,000 shares beneficially held by Shoreland Investments because Mr. Epstein is one of Shoreland Investment's general partners and options presently exercisable to purchase 14,400 shares of Common Stock, out of options to purchase a total of 19,200 shares, exercisable at $16.87 per share, granted pursuant to a Stock Option Agreement dated November 11, 2005 between the Company and Mr. Epstein.

12 Includes 4,000 shares of Common Stock owned by Mr. Taber and options presently exercisable to purchase 14,400 shares of Common Stock, out of options to purchase a total of 19,200 shares, exercisable at $16.87 per share, granted pursuant to a Stock Option Agreement dated November 11, 2005 between the Company and Mr. Taber.

13 Includes options presently exercisable to purchase 4,800 shares of Common Stock, out of options to purchase a total of 19,200 shares, exercisable at $16.87 per share, granted pursuant to a Stock Option Agreement dated November 11, 2005 between the Company and Mr. Polk.

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14 Includes options presently exercisable to purchase 4,800 shares of Common Stock, out of options to purchase a total of 19,200 shares, exercisable at $16.87 per share, granted pursuant to a Stock Option Agreement dated November 11, 2005 between the Company and Mr. Vidergauz.

Section 16(a) Beneficial Ownership Reporting Compliance

                  Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file by specific dates with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of equity securities of the Company. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. The Company is required to report in this proxy statement any failure of its directors and executive officers and greater than ten percent stockholders to file by the relevant due date any of these reports during the most recent fiscal year or prior fiscal years.

                  To the Company’s knowledge, based solely on review of copies of such reports furnished to the Company during the year ended December 31, 2006, all Section 16(a) filing requirements applicable to the Company’s executive officers, directors and greater than ten percent stockholders were complied with, except that Form 4’s with respect to an option exercise to purchase the Company’s stock required to be filed by Mike Schott and Mark Vidergauz and a sale of shares of the Company’s Common Stock required to be filed by Mark Vidergauz, and Norman Epstein were inadvertently filed late. The respective transactions were subsequently filed on Form 4’s.

Deadline for Receipt of Stockholder Proposals

It is presently intended that next year’s Annual Meeting will be held in June of 2008. Pursuant to Rule 14a-8 of the Exchange Act, proposals of stockholders, including nominations of candidate directors, of the Company which are intended to be presented by such stockholders at next year's Annual Meeting must be received by the Company by no later than January 15, 2008 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Additionally, any stockholder proposal for the 2008 Annual Meeting that is submitted outside the processes of Rule 14a-8 will be considered untimely for purposes of Rule 14a-4(c)(1) of the Exchange Act if it is not submitted to the Company on or before April 1, 2008. Proxies for that meeting may confer discretionary authority to vote on any untimely proposal without express discretion from the stockholders giving the proxies.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

The Company’s Board of Directors (the “Board of Directors” or the “Board”) is currently comprised of seven members, each of whom is a director nominee to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's seven nominees named below, all of whom are presently directors of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Company is not aware of any nominee who will be unable or expects to decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

The names of the nominees, and certain biographical information about them, are set forth below.

Name	Age	Position

Rodney C. Sacks[1]	57	Chairman of the Board of Directors and Chief Executive Officer
Hilton H. Schlosberg[1]	54	Vice Chairman of the Board of Directors, Chief Financial Officer, Chief Operating Officer and Secretary
Benjamin M. Polk	56	Director
Norman C. Epstein[2,3,4]	66	Director
Sydney Selati[2,3]	68	Director
Harold C. Taber, Jr. [2,4]	68	Director
Mark S. Vidergauz [3]	54	Director

1 Member of the Executive Committee of the Board of Directors

2 Member of the Audit Committee of the Board of Directors

3 Member of the Compensation Committee of the Board of Directors

4 Member of the Nominating Committee of the Board of Directors

Set forth below is a description of each nominee's principal occupation and business background during the past five years.

Rodney C. Sacks – Chairman of the Board of Directors of the Company, Chief Executive Officer and director of the Company from November 1990 to the present. Member of the Executive Committee of the Board of Directors of the Company since October 1992. Chairman and a director of HBC from June 1992 to the present.

Hilton H. Schlosberg – Vice Chairman of the Board of Directors of the Company, President, Chief Operating Officer, Secretary, and a director of the Company from November 1990 to the present and Chief Financial Officer of the Company since July 1996. Member of the Executive Committee of the Board of Directors of the Company since October 1992. Vice Chairman, Secretary and a director of HBC from July 1992 to the present.

Benjamin M. Polk – Director of the Company from November 1990 to the present. Assistant Secretary of HBC since October 1992 and a director of HBC since July 1992. Partner with Schulte Roth & Zabel LLP¹ since May 2004 and

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previously a partner with Winston & Strawn LLP where Mr. Polk practiced law with that firm and its predecessors, from August 1976 to May 2004.

Norman C. Epstein – Director of the Company and member of the Compensation Committee of the Board of Directors of the Company since June 1992 and member of the Nominating Committee of the Board of Directors of the Company since September 2004. Member and Chairman of the Audit Committee of the Board of Directors of the Company since September 1997. Director of HBC since July 1992. Director of Integrated Asset Management Limited, a company listed on the London Stock Exchange since June 1998. Managing Director of Cheval Property Finance PLC, a mortgage finance company based in London, England. Partner with Moore Stephens, an international accounting firm, from 1974 to December 1996 (senior partner beginning 1989 and the managing partner of Moore Stephens, New York from 1993 until 1995).

Sydney Selati – Director of the Company and member of the Audit Committee of the Board of Directors since September 2004 and member of the Compensation Committee of the Board of Directors since March 2007. Mr. Selati was a director of Barbeques Galore Ltd. From 1997 to 2005 and was Chairman of the Board of Directors of Barbeques Galore USA from 1988 to 2005. Mr. Selati was president of Sussex Group Limited from 1984 to 1988.

Harold C. Taber, Jr. – Director of the Company since July 1992. Member of the Audit Committee of the Board of Directors since April 2000 and member of the Nominating Committee of the Board of Directors of the Company since September 2004. President and Chief Executive Officer of HBC from July 1992 to June 1997. Consultant for The Joseph Company from October 1997 to March 1999 and for Costa Macaroni Manufacturing Company from July 2000 to January 2002. Director of Mentoring at Biola University from July 2002 to present.

Mark S. Vidergauz – Director of the Company and member of the Compensation Committee of the Board of Directors of the Company since June 1998. Member of the Audit Committee of the Board of Directors from April 2000 through May 2004. Managing Director and Chief Executive Officer of Sage Group LLC from April 2000 to present. Managing director at the Los Angeles office of ING Barings LLC, a diversified financial service institution headquartered in the Netherlands from April 1995 to April 2000.

1Mr. Polk and his law firm, Schulte Roth & Zabel LLP, serve as counsel to the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

PROPOSAL TWO

PROPOSAL TO APPROVE THE HANSEN NATURAL CORPORATION AMENDED AND RESTATED 2001 STOCK OPTION PLAN

At the Annual Meeting, the stockholders will be asked to approve the Amended and Restated 2001 Stock Option Plan.  The Board of Directors on September 18, 2007, approved the Amended and Restated 2001 Stock Option Plan, subject to the approval of the Company’s stockholders. If the Amended and Restated 2001 Stock Option Plan is not approved by the affirmative vote of a majority of the stockholders of the Company, the Amended and Restated 2001 Stock Option Plan will not become effective.

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The Hansen Natural Corporation 2001 Plan (the "2001 Option Plan") was adopted by the Board of Directors on June 24, 2001, and approved by stockholders in October 2001.

The proposed amendments to the Amended and Restated 2001 Stock Option Plan include: (a) provisions that provide that stock options may be issued to consultants of the Company, (b) a provision that incentive stock options may be granted only to employees; (c) a change to the definition of “Fair Market Value” from the reported high and low sales prices on the Nasdaq Stock Market (the “Exchange”) for a share of common stock on such date to the closing price on the Exchange for one share of common stock on such date, (d) a new definition of “Service” that includes services provided by both employees and consultants, and (e) a provision that all options will be granted with an exercise price equal to at least Fair Market Value; (f) a clarification regarding the transfer provisions of options and stock appreciation rights; and (g) a clarification relating to the authority to grant options or stock appreciation rights to employees or consultants. Except for the amendments listed in this paragraph, no other sections of the 2001 Option Plan are amended in the Amended and Restated 2001 Stock Option Plan.

The proposed amendments do not alter the number of shares available under the 2001 Option Plan.

Unless specifically noted to the contrary, all of the share numbers relating to the 2001 Option Plan that are set forth in this proposal and Exhibit A have been adjusted for the two-for-one stock split and four-for-one stock split declared by the company in August 2005 and July 2006 respectively.

Description of the 2001 Option Plan and Amended and Restated 2001 Stock Option Plan

The following paragraphs provide a summary of the principal features of the 2001 Option Plan (and if the Amended and Restated 2001 Stock Option Plan is approved by the stockholders, such amendments). This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Amended and Restated 2001 Stock Option Plan, which is attached hereto as Exhibit A. Capitalized terms used herein and not defined shall have the meanings set forth in the 2001 Option Plan.

The 2001 Option Plan provides for the grant of both incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonqualified stock options (collectively “Options”), as well as stock appreciation rights (“SARs”) (Options and SARs being sometimes collectively hereinafter referred to as “Awards”). No more than an aggregate of 22,000,000 of Common Stock (subject to adjustment in the event of stock splits or other changes in the Common Stock) may be awarded under the 2001 Option Plan or purchased upon exercise of the Options.

The 2001 Option Plan is administered by the Board of Director’s Compensation Committee (the "Compensation Committee") or such other committee as the Board of Directors may appoint (the “Committee”). The Committee has at least two members and each member is a member of the Board of Directors and (unless otherwise determined by the Board of Directors) satisfies the “nonemployee director” requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) and

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  the “outside director” provisions of Section 162(m) of the Code.

The Committee selects those employees (and if the Amended and Restated 2001 Stock Option Plan is approved by the stockholders, consultants) who participate in the 2001 Option Plan based upon its sole judgment as to their past or potential contribution to the growth or profitability of the businesses of the Participating Companies and determines (i) whether the Options to be granted will be incentive stock options or nonqualified stock options or a combination thereof (provided that incentive stock options may only be granted to employees of the Company), (ii) the number of shares of Common Stock subject to Options granted or used to determine the value of a SAR, (iii) the time or times when and the manner in which Options can be exercised and the duration of the exercise period, (iv) whether all or part of an Option may be cancelled by the exercise of a SAR, and (v) any other terms not inconsistent with the 2001 Option Plan. Awards may be granted to an employee who is not an officer of the Company by the Board of Directors or the Executive Committee of the Board of Directors (in lieu of the Committee), in which case the Board of Directors or Executive Committee may exercise any discretionary authority that would otherwise be exercisable by the Committee.

No officer of the Company may be granted an Award during any consecutive 24-month period for more than 8,000,000 shares of Common Stock (subject to adjustment in the event of stock splits or other changes in the Common Stock). Awards may be granted for terms not exceeding ten years from their date of grant (five years in the case of an incentive stock option granted to an employee who, at the time of grant, owns more than 10% of the Company’s voting stock (“Ten Percent Stockholder”)). No Award may be granted more than ten years after the effective date of the 2001 Option Plan. Each Award is evidenced by an agreement incorporating its terms and conditions.

The exercise price of incentive stock options and tandem SARs granted under the 2001 Option Plan must not be less than the fair market value of the Common Stock (or, in the case of an employee who is a Ten Percent Stockholder, 110% of such fair market value) on the date of grant. In addition, the aggregate fair market value, as of the date of grant, of shares of Common Stock for which incentive stock options granted to any employee may first become exercisable in any calendar year may not exceed $100,000. The exercise price of nonqualified stock options and SARs may be at any price equal to or greater than the par value of the Common Stock (presently $.005 per share) (provided this requirement shall be deleted if the Amended and Restated 2001 Stock Option Plan is approved by the Stockholders, and the exercise price for such options and SARS shall not be less than the fair market value of the Common Stock on the date of grant). Further, if approved by the Stockholders, the Amended and Restated 2001 Stock Option Plan will provide that the fair market value of the Common Stock will equal the closing price of such Common Stock on such date, or the most recent date on which selling prices were reported.

Options and SARs are not transferable other than by will or pursuant to the laws of descent and distributions; provided, however, that if the Award agreement so provides, an employee (and if the Amended and Restated 2001 Stock Option Plan is approved by the stockholders, consultant) may transfer an Award other than an incentive stock option or related SAR to the employee’s (or if the Amended and Restated 2001 Stock Option Plan is approved by the stockholders, consultant’s) spouse, parents, children, or grandchildren, or to one or more trusts for the benefit of such family members (or if the Amended and Restated 2001 Stock Option Plan is approved by the stockholders, to the employee's or consultant's spouse, parents, children, or grandchildren, or to one or more trusts, partnerships, limited liability corporations or

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corporations, the majority of the beneficiaries/members/stockholders of which are such family members). If the Amended and Restated 2001 Stock Option Plan is approved by the stockholders, the provision in the 2001 Option Plan that provides that the employee may not receive any consideration for the transfer will be removed.  Any Award so transferred remains subject to the same terms and conditions as applied immediately before the transfer (except that the Award is not further transferable by the transferee during the employee’s lifetime).

The exercise price for shares of Common Stock subject to Options may be paid with cash, stock, a combination of the foregoing, or any other form of consideration deemed appropriate by the Committee and having a fair market value equal to the exercise price. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and such other documents as the Committee may determine. The Committee may also provide for loans to employees in connection with the exercise of an Option on such terms as the Committee may determine.

Upon exercise of a SAR, an employee (and if the Amended and Restated 2001 Stock Option Plan is approved by the stockholders, consultants) will receive a cash payment equal to the number of shares of Common Stock covered by the SAR multiplied by the excess of the fair market value of a share of Common Stock at the time of exercise over the exercise price of the related Option (or if there is no related Option, an amount not less than the fair market value of a share of Common Stock on the date of grant). In the case of a tandem SAR, the related Option will be canceled at the time of such exercise.

The Committee interprets the provisions of the 2001 Option Plan, makes all necessary decisions and determinations and provides other related administrative services. Subject to the provisions of the 2001 Option Plan, the Committee may act in its sole discretion and its decisions and determinations under the 2001 Option Plan need not be uniform and may treat similarly situated employees in a dissimilar manner. The Committee also provides for certain specific terms regarding Options and SARs in individual option agreements between the Company and pertinent employees (and if the Amended and Restated 2001 Stock Option Plan is approved by the stockholders, consultants). Among other things, such agreements may provide for conditions to the exercise of Options or SARs, including a required period of employment (or in the case of a consultant, service) by a Participating Company or the attainment of certain performance goals or other criteria, and may provide for exercisability in installments. In the case of SARs, the agreements will provide that the period during which a SAR is exercisable can commence no earlier than six months following the date of grant.

Under the 2001 Option Plan, if an employee’s employment terminates (or, if the Amended and Restated 2001 Stock Option Plan is approved by the stockholders, a consultant's services terminate), Options or SARs granted to such employee (or if applicable, consultant) are exercisable, to the extent exercisable by the employee (or if applicable, consultant) at the date of termination, at any time within three months after the date of termination, or during such other period and on such other terms as the Committee may determine but not later than the expiration of its term. If an employee (or if applicable, consultant) who has been granted an Option or SAR dies while an employee (or if applicable, consultant)

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of a Participating Company, such employee’s (or if applicable, consultant's) Options or SARs are exercisable, to the extent exercisable on his or her date of death, by the employee’s (or if applicable, consultant's) designated beneficiary or as otherwise required by law at any time or from time to time within six months after the date of death or during such other period and on such other terms as the Committee may determine. If the employment of an employee (or service of a consultant, if applicable) who has been granted an Option or SAR terminates as a result of such employee’s (or if applicable, consultant's) total disability, such employee’s (or if applicable, consultant's) Options or SARs are exercisable, to the extent exercisable on the date of termination, at any time or from time to time within six months after the date of termination or during such other period and on such other terms as the Committee may determine.

In the event that an employee’s employment terminates (or, if the Amended and Restated 2001 Stock Option Plan is approved by the stockholders, a consultant's services terminate) for any reason prior to the date on which some or all of the Options or SARs become exercisable, such Options or SARs automatically expire without compensation and may be granted again. However, the Committee may in its sole discretion determine to pay reasonable compensation to employees (or, if applicable, consultants) (or, in the case of death, their beneficiaries) whose employment (service) with the Company terminates as the result of death or total disability.

The Board of Directors in its sole discretion may provide at the time of grant of an Option or otherwise that upon the occurrence of a change of control of the Company (as determined by the Board of Directors), all or a specified portion of any outstanding Options not theretofore exercisable shall immediately become exercisable and that any Option not exercised prior to such change in control shall be canceled.

The Board of Directors may, at any time, amend or terminate the 2001 Option Plan. However, no amendment shall become effective without approval by a majority of the Company’s stockholders if such approval is necessary or desirable for the continued validity of the 2001 Option Plan or if the failure to obtain such approval would adversely affect the compliance of the 2001 Option Plan with Rule 16b-3 or any successor rule under the Exchange Act or Section 162(m) of the Code or any other rule or regulation. No amendment or termination may retroactively impair the rights of any person with respect to an Option or SAR.

The Board of Directors on March 8, 2006, approved an amendment to the 2001 Option Plan, subject to the approval of the Company’s stockholders, to increase the shares reserved for issuance under the 2001 Option Plan from 4,000,000 to 5,500,000 (pre July 2006 stock split). The stockholders approved the amendment to the 2001 Option Plan at a meeting of stockholders held on June 1, 2006. As of December 31, 2006, 6,179,250 shares were available for issuance under the 2001 Option Plan and there were approximately 748 employees (including all current executive officers) eligible to participate in the 2001 Option Plan. The benefits that will be received in the future under the 2001 Option Plan by particular individuals are not determinable at this time.

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Certain Federal Income Tax Consequences

The federal income tax consequences of the 2001 Option Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2001 Option Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

With respect to nonqualified stock options, we are generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, we are generally not entitled to a similar deduction nor does the optionee recognize income either upon the grant of the option or at the time the option is exercised. Stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options. If the vesting or payment of an award accelerates under the 2001 Option Plan in connection with a change in control, we may not be permitted to deduct the portion of the compensation attributable to the acceleration. Furthermore, if the compensation attributable to awards is not “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code, we may not be permitted to deduct this compensation in some circumstances.

Effects of the Changes to the 2001 Option Plan

The primary change to the 2001 Option Plan is to provide that stock options may be issued to Consultants.

Additional proposed changes include (a)  provision that incentive stock options may be granted only to employees; (b) a change to the definition of “Fair Market Value” from the reported high and low sales prices on the Exchange for a share of common stock on such date; (c) a new definition of "Service" that includes services provided by both employees and consultants: (d) a provision that all options will be granted with an exercise price equal to at least Fair Market Value; (e) a clarification regarding the transfer provisions of options and stock appreciation rights; and (f) a clarification relating to the authority to grant options or stock appreciation rights to employees or consultants.

  Approval of the Plan Amendment

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on the Amended and Restated 2001 Stock Option Plan is required for approval of the Amended and Restated 2001 Stock Option Plan. Abstentions are considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal and therefore have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS BELIEVES THE PROPOSED AMENDED AND RESTATED 2001 STOCK OPTION PLAN IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE PLAN AMENDMENT.

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PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board (the “Audit Committee”) has appointed Deloitte & Touche LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2007. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.

Representatives of Deloitte & Touche LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

MANAGEMENT

Board Meetings and Committees

The Board is comprised of Messrs. Rodney C. Sacks, Hilton H. Schlosberg, Benjamin M. Polk, Norman C. Epstein, Sydney Selati, Harold C. Taber, Jr. and Mark S. Vidergauz. The Board held five meetings during the fiscal year ended December 31, 2006. All directors attended each meeting. The Board has affirmatively determined that Messrs. Epstein, Taber, Vidergauz and Selati are independent, as that term is defined in the current listing standards of NASDAQ. The Board does not have a policy requiring the attendance by the directors at the Annual Meeting. All of the directors attended the 2006 Annual Meeting, which was held on November 10, 2006.

The Audit Committee during the fiscal year ended December 31, 2006 was comprised of Norman C. Epstein (Chairman), Harold C. Taber, Jr. and Sydney Selati. The Board of Directors has adopted a written charter for the Audit Committee which is available on our website at www.hansens.com.  The Audit Committee held four meetings during 2006. The Audit Committee last met in August 2007 in connection with the review of the Company's financial statements for the fiscal quarter ended June 30, 2007. See "Audit Committee" below for more information.

The Compensation Committee, comprised of Norman C. Epstein, Mark S. Vidergauz and Sydney Selati (member since March 2007), did not hold any formal meetings during the fiscal year ended December 31, 2006. The Compensation Committee authorizes all grants to members of the Executive Committee of options to purchase shares of the Company’s Common Stock. The Compensation Committee does not have a charter. See “Compensation Committee” below for more information.

The Board established a Nominating Committee of the Board (the “Nominating Committee”) in September 2004 comprised of Norman C. Epstein and Harold C. Taber, Jr. and adopted a Nominating Committee Charter which is available on our website at www.hansens.com. The Nominating Committee did not meet during 2006. See “Nominating Committee” below for more information.

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The Executive Committee of the Board (the “Executive Committee”) comprised of Rodney C. Sacks and Hilton H. Schlosberg held four formal meetings during the fiscal year ended December 31, 2006. The Executive Committee manages and directs the business of the Company between meetings of the Board. The Executive Committee authorized grants to the Company’s employees of options to purchase shares of the Company’s common stock.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

Our executive compensation program for Named Executive Officers listed in the summary compensation table on the following pages, whom we refer to as our NEOs, is designed to attract, as needed, individuals with the skills necessary for us to achieve our business plan, to motivate our executive talent, to reward those individuals fairly over time and to retain those individuals who continue to perform at or above the levels that are deemed essential to ensure our success. The program is also designed to reinforce a sense of ownership, urgency and overall entrepreneurial spirit and to link rewards to measurable corporate and individual performance. In applying these principles we seek to integrate compensation programs with our short and long term strategic plans and to align the interests of the NEOs with the long term interests of stockholders through award opportunities that can result in ownership of stock.

Compensation Program Components

The compensation programs for our NEOs are generally administered by or under direction of the Compensation Committee (in the case of Rodney Sacks, the Chairman and Chief Executive Officer, and Hilton Schlosberg, the President and Chief Financial Officer), and the Executive Committee (in the case of the other NEOs) and are reviewed on an annual basis to ensure that remuneration levels and benefits are competitive and reasonable and continue to achieve the goals set out in our compensation philosophy. On January 1, 2007, we implemented a new policy regarding the issuance of stock options, which is discussed below.

Neither we nor our Compensation Committee have retained a compensation consultant to review policies and procedures with respect to executive compensation or to advise the Company on compensation matters. While we do not set compensation at set percentage levels relative to the market, we do seek to provide salary, incentive compensation opportunities and employee benefits that are competitive within the industry and within the labor markets in which we participate.

Our NEO compensation currently has three primary components: base compensation or salary, discretionary annual bonus, and stock option awards granted pursuant to our Hansen Natural Corporation 2001 Stock Option Plan, which we refer to as the 2001 Stock Option Plan, which is described below under “Long Term Incentive Programs.”

Each of the primary components of NEO compensation is discussed below:

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Base Salary

Base salaries for our NEOs are established based on the scope of their respective responsibilities, taking into account competitive market compensation paid by other companies for individuals in similar positions. Generally, in line with our compensation philosophy, we believe that NEO base salaries should be targeted near the median of the range for individuals in like positions with similar responsibilities in comparable companies. We fix NEO base compensation at levels which we believe enable us to hire and retain individuals in a competitive environment and to reward satisfactory performance at an acceptable level based upon contributions to our overall business goals. Base salaries are generally reviewed annually, but may be adjusted from time to time to realign salaries with market levels, taking into account such individual's responsibilities, performance and experience. In reviewing base salaries, we consider several factors, including cost of living increases, levels of responsibility, experience, a comparison to base salaries paid for comparable positions by our competitors and companies in our geography, as well as our own base salaries for other executives and individual performance and results achieved. The annual review usually occurs in the first quarter of each calendar year and has been completed for fiscal 2006. We may also utilize input from executive search firms when making crucial hiring decisions.

Discretionary Annual Bonus

We provide incentive compensation to our NEOs in the form of annual cash bonuses based on individual and company-wide financial and operational performance and/or results, consistent with our emphasis on pay-for-performance incentive compensation programs. These parameters vary depending on the individual executive, but relate generally to strategic factors such as sales, distribution levels, introduction of new products, operating performance, contribution margins and profitability. We do not have a formula for determination of annual cash bonuses with respect to our NEOs. We generally utilize cash bonuses to reward performance achievements for the time horizon of one year or less.

In some cases, the annual bonus amounts are determined as a percentage of base salary. The actual amount of the annual bonus is determined and paid in the first quarter following a review of each NEO’s individual performance and contribution to our strategic goals during the prior year.

The Compensation Committee determines the annual bonuses for Rodney Sacks and Hilton Schlosberg and the Executive Committee (comprised of the Chairman and Chief Executive Officer and President and Chief Financial Officer) determines the annual bonuses for the other NEOs. Annual bonuses typically include discretionary bonus amounts that are awarded based on individual circumstances deemed appropriate and fair by the relevant committee. The annual bonuses for fiscal 2006 have been determined.

Long Term Incentive Program

We believe that long term performance is achieved through an ownership culture that encourages superior performance by our NEOs through the use of stock option awards. Our stock option plans have been established to provide our NEOs with incentives to further align their interests with the interests of the stockholders. Grants under stock option plans vest over a number of years, generally up to 5 years.

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Our 2001 Stock Option Plan authorizes us to grant options to purchase shares of Common Stock to our employees. The Compensation Committee is the administrator of the Stock Option Plan and is authorized to grant stock options to employees thereunder. The Executive Committee is also authorized to grant options thereunder. Stock option grants are made to key employees when they are hired and from time to time thereafter, as well as on occasion following a significant change in their job responsibilities. Prior to 2007, stock option grants were generally made to existing NEOs at periodic intervals at the discretion of the Compensation Committee or the Executive Committee. None of our NEOs were awarded any stock option grants during 2006.

Effective January 1, 2007, we implemented a new policy regarding the issuance of stock options. Under the new procedures, the Compensation Committee has sole and exclusive authority to grant stock option awards to all employees who are not new hires and to all new hires who are subject to Section 16 of the Exchange Act. The Compensation Committee and the Executive Committee of the Board each independently has the authority to grant awards to new hires who are not Section 16 employees. Awards granted by the Executive Committee are not subject to approval or ratification by the Board or the Compensation Committee. For purposes of these procedures, a new hire means: (i) an employee who is commencing employment with the Company or its subsidiaries; or (ii) an employee who is receiving a promotion to a new position with the Company or one of its subsidiaries. The grant date of any award to a new hire shall be the first day that Nasdaq is open in the calendar month following the employee’s commencement of employment or the date of the employee’s promotion (as the case may be). Other than awards to new hires, awards may only be granted at a single meeting held during the last two weeks of May and November of each year. The grant date of any award granted at a May or November meeting shall be the first day that Nasdaq is open in June following such May meeting, or December following such November meeting (as the case may be). The new procedures also require certain same day documentation.

The Compensation Committee will review and approve stock option awards to our NEOs based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive's long term incentives and retention considerations.

Other Compensation

Certain NEOs who are parties to employment agreements will continue to be subject to such agreements in their current form until such time as the Compensation Committee determines in its discretion that revisions to such employment agreements are advisable. Current employment agreements have not been changed during their respective terms. In addition, we intend to continue to maintain our current benefits and perquisites for our NEOs, which include automobile and benefit premiums, among other perquisites. However, the Compensation Committee in its discretion may revise, amend or add to such NEOs benefits and prerequisites if it deems it advisable. We believe these benefits and perquisites are currently in line with those provided by comparable companies for similarly situated executives.

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General

We view the above components of compensation as related but distinct. We do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on competitive benchmarks consistent with our recruiting and retention goals, our view of internal equity and consistency and other considerations we deem relevant such as rewarding performance. We believe that stock option awards should be granted for future performance and are an important compensation related motivator to attract and retain executives and that salary and bonus levels are secondary considerations to our NEOs. Except as described herein, neither our Compensation Committee nor our Executive Committee have adopted any formal or informal policies or guidelines for allocating compensation between short term and long term and current compensation between cash and non-cash compensation. However, our Compensation Committee and Executive Committee's respective philosophy is to make a greater percentage of our NEOs compensation performance rewarded through equity rather than cash if we perform well over time. Each element of compensation is determined differently for each individual NEO based on specific facts and circumstances applicable at the time and to that specific NEO.

Our Compensation Committee and Executive Committee's current intent is to perform at least annually a strategic review of our NEOs compensation to determine whether they have provided adequate incentives and motivation to our NEOs and whether they adequately compensate our NEOs relative to comparable officers in other companies with which we compete for executives. These companies may or may not be public companies or even consumer product, food or beverage companies. For compensation decisions, including decisions regarding the grant of equity compensation relating to NEOs other than our Chairman and Chief Executive Officer and President and Chief Financial Officer, the Compensation Committee specifically considers recommendations from the Executive Committee.

Employee Benefit Plans

Our employees, including our NEOs, are entitled to various employee benefits which include medical and dental care plans, car allowances, other allowances, group life, disability, 401(k) plan as well as paid time off.

401(k) Plan

Our employees, including our NEOs, may participate in our 401(k) Plan, a defined contribution plan, which qualifies under Section 401(k) of the Internal Revenue Code. Participating employees may contribute up to 15% of their pretax salary up to statutory limits. We contribute 25% of the employee contribution, up to 8% of each employee's earnings, which vest 20% each year for five years after the first anniversary date.

SUMMARY COMPENSATION TABLE

On August 8, 2005, our common stock was split on a two-for-one basis through a 100% stock dividend. On July 7, 2006 our common stock was split on a four-for-one basis through a 300% stock dividend. All share information has been

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presented to reflect the stock splits.

The following table summarizes the total compensation of our NEOs in 2006. During the year ended December 31, 2006, our NEOs were Rodney C. Sacks, Hilton H. Schlosberg, Mark J. Hall, Michael Schott and Thomas J. Kelly.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (A)	Total ($)
Rodney C. Sacks Chairman, CEO and Director	2006	275,000	125,000	-	2,135,420	-	-	41,602	2,577,022
Hilton H. Schlosberg Vice-Chairman, CFO, COO, President, Secretary and Director	2006	275,000	125,000	-	2,135,420	-	-	31,217	2,566,637
Mark J. Hall President Monster Beverage Division	2006	250,000	200,000	-	1,063,339	-	-	20,288	1,533,627
Michael Schott Senior Vice President National Sales Monster Beverage Division	2006	195,000	30,000	-	308,822	-	-	93,171	626,993
Thomas J. Kelly Vice President Finance	2006	160,000	40,000	-	51,010	-	-	21,437	272,447

(1)

The amounts represent the current year unaudited compensation expense for all share-based payment awards based on estimated fair values, computed in accordance with Financial Accounting Standards Board Statement No. 123 (revised 2004), Share-Based Payment (“SFAS No. 123R”), excluding any impact of assumed forfeiture rates. We record compensation expense for employee stock options based on the estimated fair value of the options on the date of grant using the Black-Scholes-Merton option pricing formula with the following assumptions: 0% dividend yield; 58.0% expected volatility; 4.7% risk free interest rate; 6 years expected lives and 0% forfeiture rate.

(A) ALL OTHER COMPENSATION

Name	Automobile ($)	401 K Match ($)	Benefit Premiums ($)	Perquisites ($)	Housing Allowance ($)	Total
Rodney C. Sacks	25,771	4,710	9,429	1,692	-	41,602
Hilton H. Schlosberg	15,261	4,710	9,854	1,392	-	31,217
Mark J. Hall	10,566	4,077	5,645	-	-	20,288
Michael Schott	9,932	4,373	9,077	9,800	59,989	93,171
Thomas J. Kelly	8,103	3,480	9,854	-	-	21,437

Discussion of Summary Compensation Table:

Agreements with named Executive Officers:

Rodney C. Sacks. We entered into an employment agreement dated as of June 1, 2003 with Rodney C. Sacks pursuant to which Mr. Sacks renders services as our Chairman and Chief Executive Officer. Under his employment agreement, Mr. Sacks' annual base salary was $230,000 for the seven

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month period ending December 31, 2003, increased to $245,000 per annum for the 12 month period ending December 31, 2004 and increases by a minimum of five percent (5%) for each subsequent 12 month period during the employment period. Mr. Sacks is eligible to receive an annual bonus in an amount determined at the discretion of our Board as well as certain fringe benefits. The employment period commenced on June 1, 2003 and ends on December 31, 2008. We have granted Mr. Sacks an option, subject to time based vesting, to purchase 1,200,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated May 28, 2003, an option to purchase 1,200,000 shares of common stock (post-split) pursuant to a stock option agreement dated March 23, 2005 and an option to purchase 600,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated November 11, 2005. Under his employment agreement, Mr. Sacks is subject to a confidentiality covenant and a six-month post-termination non-competition covenant. The severance provisions in Mr. Sacks' employment agreement are discussed in the “Potential Payments Upon Termination or Change in Control” section below.

Hilton H. Schlosberg. We entered into an employment agreement dated as of June 1, 2003 with Hilton Schlosberg pursuant to which Mr. Schlosberg renders services as our President and Chief Financial Officer. Under his employment agreement, Mr. Schlosberg's annual base salary was $230,000 for the seven month period ending December 31, 2003, increased to $245,000 per annum for the 12 month period ending December 31, 2004 and increases by a minimum of five percent (5%) for each subsequent 12 month period during the employment period. Mr. Schlosberg is eligible to receive an annual bonus in an amount determined at the discretion of our Board as well as certain fringe benefits. The employment period commenced on June 1, 2003 and ends on December 31, 2008. We have granted Mr. Schlosberg an option, subject to time based vesting, to purchase 1,200,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated as May 28, 2003, an option to purchase 1,200,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated March 23, 2005 and an option to purchase 600,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated November 11, 2005. Under his employment agreement, Mr. Schlosberg is subject to a confidentiality covenant and a six-month post-termination non-competition covenant. The severance provisions in Mr. Schlosberg's employment agreement are discussed in the “Potential Payments Upon Termination or Change in Control” section below.

Mark J. Hall. On January 21, 1997 Mr. Hall executed our written offer of employment. The written offer of employment specifies that Mr. Hall's employment with us is “at will” and thus may be terminated at any time for any or no reason. Mr. Hall's base compensation was $250,000 as of December 31, 2006 and he is currently eligible to receive a bonus of up to 51% of his base compensation, subject to review by our Executive Committee. Since January 1, 1999, we have granted Mr. Hall an option, subject to time based vesting, to purchase 160,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated July 12, 2002, an option to purchase 480,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated January 15, 2004, an option to purchase 800,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated March 23, 2005, an option to purchase 100,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated September 28, 2005 and an option to purchase 100,000 shares of common stock (post-split) pursuant to a stock option agreement dated November 11, 2005.

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Michael Schott. On August 5, 2002 Mr. Schott executed our written offer of employment. The written offer of employment specifies that Mr. Schott's employment with us is “at will” and thus may be terminated at any time for any or no reason. Mr. Schott's base compensation was $195,000 as of December 31, 2006 and he is currently eligible to receive a bonus of up to 40% of his base compensation, subject to review by our Executive Committee. Since commencement of employment, we have granted Mr. Schott an option, subject to time based vesting, to purchase 576,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated August 9, 2002, an option to purchase 256,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated January 15, 2004, an option to purchase 200,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated March 23, 2005 and an option to purchase 48,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated November 11, 2005.

Thomas J. Kelly. Mr. Kelly's employment is “at will” and thus may be terminated at any time for any or no reason. Mr. Kelly's base compensation was $160,000 as of December 31, 2006 and he is currently eligible to receive a bonus, subject to review by our Executive Committee. Since January 1, 1999, we have granted Mr. Kelly an option, subject to time based vesting, to purchase 80,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated February 2, 1999, an option to purchase 80,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated July 12, 2002, an option to purchase 200,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated January 15, 2004 and an option to purchase 8,000 shares of Common Stock (post-split) pursuant to a stock option agreement dated November 11, 2005.

GRANTS OF PLAN-BASED AWARDS

No plan-based awards were granted to our NEOs during the year ended December 31, 2006.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table summarizes the outstanding equity awards held by our NEOs at December 31, 2006.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Unearned Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Exercise Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Rodney C. Sacks	2/2/1999	580,000	-		-	0.53125	2/2/2009	-	-	-	-
	7/12/2002	544,088	-		-	0.44625	7/12/2012	-	-	-	-
	5/28/2003	575,912	480,000	(1)	-	0.53125	5/28/2013	-	-	-	-
	3/23/2005	240,000	960,000	(2)	-	6.58750	3/23/2015	-	-	-	-
	11/11/2005	120,000	480,000	(3)	-	16.87000	11/11/2015	-	-	-	-
Hilton H. Schlosberg	2/2/1999	580,000	-		-	0.53125	2/2/2009	-	-	-	-
	7/12/2002	544,088	-		-	0.44625	7/12/2012	-	-	-	-
	5/28/2003	575,912	480,000	(1)	-	0.53125	5/28/2013	-	-	-	-
	3/23/2005	240,000	960,000	(2)	-	6.58750	3/23/2015	-	-	-	-
	11/11/2005	120,000	480,000	(3)	-	16.87000	11/11/2015	-	-	-	-
Mark J. Hall	7/12/2002	32,000	32,000	(4)	-	0.44625	7/12/2012	-	-	-	-
	1/15/2004	-	288,000	(5)	-	1.01875	1/15/2014	-	-	-	-
	3/23/2005	-	640,000	(6)	-	6.58750	3/23/2015	-	-	-	-
	9/28/2005	20,000	80,000	(7)	-	10.94750	9/28/2015	-	-	-	-
	11/11/2005	20,000	80,000	(8)	-	16.87000	11/11/2015	-	-	-	-
Michael Schott	8/9/2002	-	192,000	(9)	-	0.48125	8/9/2012	-	-	-	-
	1/15/2004	-	128,000	(10)	-	1.01875	1/15/2014	-	-	-	-
	3/23/2005	-	160,000	(11)	-	6.58750	3/23/2015	-	-	-	-
	11/11/2005	9,600	38,400	(12)	-	16.87000	11/11/2015	-	-	-	-
Thomas J. Kelly	7/12/2002	-	16,000	(13)	-	0.44625	7/12/2012	-	-	-	-
	1/15/2004	-	120,000	(14)	-	1.01875	1/15/2014	-	-	-	-
	11/11/2005	1,600	6,400	(15)	-	16.87000	11/11/2015	-	-	-	-

(1)	Vest as follows: 240,000 on January 1, 2007; 240,000 on January 1, 2008
(2)	Vest as follows: 240,000 on March 23, 2007; 240,000 on March 23, 2008; 240,000 on March 23, 2009; 240,000 on March 23, 2010
(3)	Vest as follows: 120,000 on November 11, 2007; 120,000 on November 11, 2008; 120,000 on November 11, 2009, 120,000 on November 11, 2010
(4)	Vest as follows: 32,000 on July 12, 2007
(5)	Vest as follows: 96,000 on January 15, 2007; 96,000 on January 15, 2008; 96,000 on January 15, 2009
(6)	Vest as follows: 160,000 on March 23, 2007; 160,000 on March 23, 2008; 160,000 on March 23, 2009; 160,000 on March 23, 2010
(7)	Vest as follows: 20,000 on September 28, 2007; 20,000 on September 28, 2008; 20,000 on September 28, 2009; 20,000 on September 28, 2010
(8)	Vest as follows: 20,000 on November 11, 2007; 20,000 on November 11, 2008; 20,000 on November 11, 2009; 20,000 on November 11, 2010
(9)	Vest as follows: 96,000 on August 9, 2007; 96,000 on August 9, 2008
(10)	Vest as follows: 64,000 on January 15, 2007; 64,000 on January 15, 2008
(11)	Vest as follows: 40,000 on March 23, 2007; 40,000 on March 23, 2008; 40,000 on March 23, 2009; 40,000 on March 23, 2010
(12)	Vest as follows: 9,600 on November 11, 2007; 9,600 on November 11, 2008; 9,600 on November 11, 2009; 9,600 on November 11, 2010
(13)	Vest as follows: 16,000 on July 12, 2007
(14)	Vest as follows: 40,000 on January 15, 2007; 40,000 on January 15, 2008; 40,000 on January 15, 2009

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(15)	Vest as follows: 1,600 on November 11, 2007; 1,600 on November 11, 2008; 1,600 on November 11, 2009; 1,600 on November 11, 2010

OPTION EXERCISES AND STOCK VESTED

The following table summarizes exercise of stock options by our NEOs during the Company’s fiscal year ended December 31, 2006.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Rodney C. Sacks	460,000	$20,579,000	-	-
Hilton H. Schlosberg	460,000	20,579,000	-	-
Mark J. Hall	256,000	9,293,360	-	-
Michael Schott	200,000	6,484,438	-	-
Thomas J. Kelly	56,000	1,776,100	-	-

PENSION BENEFITS

                We do not maintain or make contributions to a defined benefit plan for any employees.

NON QUALIFIED DEFERRED COMPENSATION

None of our NEOs participated or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us. The Compensation Committee, which is comprised solely of “outside directors” as defined for the purposes of Section 162(m) of the Internal Revenue Code, may elect to provide our officers or other employees with non-qualified defined contribution or deferred compensation benefits should they deem such benefits appropriate.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We have entered into certain agreements and maintain certain plans that may require us to make certain payments and/or provide certain benefits to the NEOs in the event of a termination of employment or a change of control. The following tables and narrative disclosure summarize the potential payments to each NEO assuming that one of the events listed in the tables below occurs. The tables assume that the event occurred on December 31, 2006, the last day of our fiscal year.

Key Employment Agreement and Stock Option Agreement Definitions

For purposes of the employment agreements with Mr. Sacks and Mr. Schlosberg described in this section, cause, (under which we may terminate their employment), is defined as (i) an act or acts of dishonesty or gross misconduct on the executive's part which result or are intended to result in material damage to our business or reputation or (ii) repeated material violations by the executive of his obligations relating to his position and duties which violations are demonstrably willful and deliberate on the executives part and which result in material damage to our business or reputation and as to which material violations our Board has notified the executive in writing.

For purposes of the employment agreements with Mr. Sacks and Mr. Schlosberg described in this section, constructive termination, (under which they may terminate their employment), is defined as (i) without the written consent

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of the executive, (A) the assignment to the executive of any duties inconsistent in any substantial respect with the executive's position, authority or responsibilities as contemplated by the position and duties described in his employment agreement, or (B) any other substantial adverse change in such position, including titles, authority or responsibilities; (ii) any failure by us to comply with any of the provisions of his employment agreement, other than an insubstantial or inadvertent failure remedied by us promptly after receipt of notice thereof given by the executive; (iii) our requiring the executive without his consent to be based at any office location outside of Orange County, California except for travel reasonably required in the performance of the executive's responsibilities; or (iv) any failure by us to obtain the assumption and agreement to perform the employment agreement by a successor as contemplated by Section 13(b) of the employment agreement, provided that the successor has had actual written notice of the existence of the respective employment agreement and its terms and an opportunity to assume our responsibilities under the employment agreement during a period of 10 business days after receipt of such notice.

For purposes of the employment agreements with Mr. Sacks and Mr. Schlosberg described in this section, disability is defined as disability which would entitle the executive to receive full long-term disability benefits under our long-term disability plan, or if no such plan shall then be in effect, any physical or mental disability or incapacity which renders the executive incapable of performing the services required of him in accordance with his obligations under Section 5 of the employment agreement for a period of more than 120 days in the aggregate during any 12-month period during the Employment Period.

For purposes of the stock option agreements with Mr. Sacks and Mr. Schlosberg described in this section, change in control is defined as (i) the acquisition of “Beneficial Ownership” by any person (as defined in rule 13(d)–3 under the Exchange Act), corporation or other entity other than us or a wholly owned subsidiary of 20% or more of our outstanding stock, (ii) the sale or disposition of substantially all of our assets, or (iii) our merger with another corporation in which our Common Stock is no longer outstanding after such merger.

For purposes of the stock option agreements with Mr. Sacks and Mr. Schlosberg described in this section, cause, (under which we may terminate their employment), is defined as the individual's act of fraud or dishonesty, knowing and material failure to comply with applicable laws or regulations or drug or alcohol abuse; and good reason, (under which they may terminate their employment), is defined as a reduction in the individual's compensation or benefits, the individual's removal from his current position or the assignment to the individual of duties or responsibilities that are inconsistent with the dignity, importance or scope of his position with us.

For purposes of all the stock option agreements described in this section, total disability is defined as the complete and permanent inability of the executive to perform all his duties of employment with us.

For purposes of the employment offer letters with Mr. Hall and Mr. Schott described in this section, cause, (under which we may terminate their employment), shall mean an act of dishonesty, or reasons which justify their summary dismissal.

For purposes of Mr. Schott's employment offer letter, a material change by us of the employee's functions, duties and responsibility, which materially reduces his position with us or a requirement by us that he relocate to California without providing reasonable reimbursement to him for moving expenses or a material reduction in the basic salary payable by us to him, will constitute constructive termination entitling him to the benefits of termination  of his employment

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 without cause.

For purposes of the stock option agreements with Mr. Hall and Mr. Schott, (exclusive of Mr. Schott's August 9, 2002 agreement) described in this section, change in control is generally defined as (i) the acquisition of “Beneficial Ownership” by any person (as defined in Rule 13(d)–3 under the Exchange Act ), corporation or other entity other than us or a wholly owned subsidiary of ours of 50% or more of our outstanding stock, (ii) the sale or disposition of substantially all of our assets, or (iii) our merger with another corporation in which our Common Stock is no longer outstanding after such merger.

For purposes of the stock option agreement with Mr. Schott dated August 9, 2002 described within, change in control is generally defined as (i) the acquisition of “Beneficial Ownership” by any person (as defined in rule 13(d)–3 under the Exchange Act ), corporation or other entity other than us or a wholly owned subsidiary of ours of 30% or more of our outstanding stock, (ii) the sale or disposition of substantially all of our assets, or (iii) our merger with another corporation in which our Common Stock is no longer outstanding after such merger.

For purposes of the stock option agreements with Mr. Hall, Mr. Schott and Mr. Kelly described in this section, cause, (under which we may terminate their employment), is defined as the individual's act of fraud or dishonesty, knowing and material failure to comply with applicable laws or regulations or satisfactorily perform his duties of employment, insubordination or drug or alcohol abuse.

Rodney C. Sacks
Circumstances of Termination
Payments and Benefits	Death ($)	Disability ($)	Cause and Voluntary Termination ($)	Termination by Corporation other than for Cause or Disability and Termination by the Executive for Constructive Termination ($)	Change in control ($)
	(a)	(a)	(b)	(c)	(d)
Base Salary	275,000	275,000	-	509,348	-
Vacation	21,154	21,154	21,154	21,154	-
Benefit Plans	8,652	15,094	-	30,188	-
Automobile	25,771	25,771	-	51,542	-
Perquisites and other personal benefits	-	-	-	-	-
Acceleration of stock option awards	-	-	-	7,323,570	7,323,570
Total	330,577	337,019	21,154	7,935,802	7,323,570

(a)

Under his employment agreement, upon termination due to death or disability, Mr. Sacks, or his legal representative, is entitled to continuation of base salary, employee plan benefits for himself and his family and automobile benefits for a period of one year from the date of termination and payment for accrued vacation.

(b)	Under his employment agreement, upon termination by us for cause or voluntary termination by Mr. Sacks, Mr. Sacks is entitled to payment for only accrued vacation.
(c)

Under his employment agreement, upon termination by us without cause and termination by Mr. Sacks for constructive termination i.e. for good cause, or if we elect not to renew the employment agreement, Mr. Sacks is entitled to the present value of his base salary for the period through December 31, 2008, or through the date

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which is twelve months from the date of termination, whichever period is longer, at the rate in effect on the date of termination, discounted at the interest rate payable on one year Treasury Bills in effect on the day that is 30 business days prior to the date of termination. In addition, Mr. Sacks is entitled to continuation of all benefit plans and automobile benefits for the period from the date of termination to December 31, 2008, or through the date which is twelve months from the date of termination, whichever period is longer. Also, in the case of termination without cause, Mr. Sacks is entitled to two weeks base salary in lieu of notice at the rate in effect on the date of termination. In addition, under Mr. Sacks' stock option agreements, if Mr. Sacks' employment is terminated by us without cause or by Mr. Sacks for good reason, all stock option awards shall immediately become exercisable in their entirety.

(d)

Under Mr. Sacks' stock option agreements, upon a change in control, all stock option awards shall immediately become exercisable in their entirety and the options may, with the consent of Mr. Sacks, be purchased by the Company for cash at a price equal to the fair market value less the purchase price payable by Mr. Sacks to exercise the options for one (1) share of our Common Stock multiplied by the number of shares of Common Stock which Mr. Sacks has the option to purchase.

Hilton H. Schlosberg
Circumstances of Termination
Payments and Benefits	Death ($)	Disability ($)	Cause and Voluntary Termination ($)	Termination by Corporation other than for Cause or Disability and Termination by the Executive for Constructive Termination ($)	Change in control ($)
	(a)	(a)	(b)	(c)	(d)
Base Salary	275,000	275,000	-	509,348
Vacation	21,154	21,154	21,154	21,154
Benefit Plans	9,077	15,561	-	31,122
Automobile	15,261	15,261	-	30,522
Perquisites and other personal benefits	-	-	-	-
Acceleration of stock option awards	-	-	-	7,323,570	7,323,570
Total	320,492	326,976	21,154	7,915,716	7,323,570

(a)

Under his employment agreement, upon termination due to death or disability, Mr. Schlosberg, or his legal representative, is entitled to continuation of base salary, employee plan benefits for himself and his family and automobile benefits for a period of one year from the date of termination and payment for accrued vacation.

(b)	Under his employment agreement, upon termination by us for cause or voluntary termination by Mr. Schlosberg, Mr. Schlosberg is entitled to payment for only accrued vacation.
(c)

Under his employment agreement, upon termination by us without cause and termination by Mr. Schlosberg for constructive termination i.e. for good cause, or if we elect not to renew the employment agreement, Mr. Schlosberg is entitled to the present value of his base salary for the period through December 31, 2008, or through the date which is twelve months from the date of termination, whichever period is longer, at the rate in effect on the date of termination, discounted at the interest rate payable on one year Treasury Bills in effect on the day that is 30 business days prior to the date of termination. In addition, Mr. Schlosberg is entitled to continuation of all benefit plans and automobile benefits for the period from the date of termination to December 31, 2008, or through the date which is twelve months from the date of termination, whichever period is longer. Also, in the case of termination without cause, Mr. Schlosberg is entitled to two weeks base salary in lieu of notice at the rate in effect on the date of termination. In addition, under Mr. Schlosberg's stock option agreements, if Mr. Schlosberg's employment is terminated by us without cause or by Mr. Schlosberg for good reason, all stock option awards shall immediately become exercisable in their entirety.

(d)	Under Mr. Schlosberg's stock option agreements, upon a change in control, all stock option awards shall

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immediately become exercisable in their entirety and the options may with the consent of Mr. Schlosberg, be purchased by us for cash at a price equal to the fair market value less the purchase price payable by Mr. Schlosberg to exercise the options for one (1) share of our Common Stock multiplied by the number of shares of Common Stock which Mr. Schlosberg has the option to purchase.

Mark J. Hall
Circumstances of Termination
Payments and Benefits	Death ($)	Disability ($)	Cause and Voluntary Termination ($)	Termination by Corporation other than for Cause or Disability ($)	Change in control ($)
	(a)	(a)	(b)	(c)	(d)
Base Salary	-	-	-	41,667	-
Vacation	19,231	19,231	19,231	19,231	-
Benefit Plans	-	-	-	1,651	-
Automobile	-	-	-	-	-
Perquisites and other personal benefits	-	-	-	-	-
Acceleration of stock option awards	-	-	-	-	3,512,051
Total	19,231	19,231	19,231	62,549	3,512,051

(a)	Under our general employment practices, upon termination due to death or disability, Mr. Hall, or his legal representative, is entitled to payment for accrued vacation.
(b)

Under Mr. Hall's employment offer letter dated January 21, 1997 and our general employment practices, upon termination by us for cause or voluntary termination by Mr. Hall, Mr. Hall is entitled to payment for accrued vacation.

(c)

Under Mr. Hall's employment offer letter dated January 21, 1997, upon termination by us without cause, Mr. Hall is entitled to two months severance pay and the continuation of medical and dental benefit coverage for both himself and his family for a period of two months. In addition, under our general employment practices, Mr. Hall is entitled to payment for accrued vacation.

(d)

Under Mr. Hall's stock option agreements (exclusive of the stock option agreement dated July 12, 2002), upon a change in control, all stock option awards shall immediately become exercisable in their entirety and the options may, with the consent of Mr. Hall, be purchased by us for cash at a price equal to the fair market value less the purchase price payable by Mr. Hall to exercise the options for one (1) share of our Common Stock multiplied by the number of shares of Common Stock which Mr. Hall has the option to purchase. Under Mr. Hall’s stock option agreement dated July 12, 2002, our Board may, at any time, in its sole discretion, provide that upon the occurrence of a change in control (as determined by the Board), all or a specified portion of any outstanding options not theretofore exercisable shall immediately become exercisable and that any option not exercised prior to such change in control shall be canceled.

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Michael B. Schott
Circumstances of Termination
Payments and Benefits	Death ($)	Disability ($)	Cause and Voluntary Termination ($)	Termination by Corporation other than for Cause or Disability ($)	Change in control - Termination without cause ($)	Change in control ($)
	(a)	(a)	(b)	(c)	(d)	(d)
Base Salary	-	-	-	32,500	48,750	32,500
Vacation	15,000	15,000	15,000	15,000	15,000	-
Benefit Plans	-	-	-	-	-	-
Automobile	-	-	-	-	-	-
Perquisites and other personal benefits	-	-	-	-	-	-
Acceleration of stock option awards:
Option agreements dated November 11, 2005, March 23, 2005 and January 15, 2004	-	-	-	-	958,053	479,026
Option agreement dated August 9, 2002	-	-	-	-	-	-
Total	15,000	15,000	15,000	47,500	1,021,803	511,526

(a)	Under our general employment practices, upon termination due to death or disability, Mr. Schott, or his legal representative is entitled to payment for accrued vacation.
(b)	Under our general employment practices, upon termination by us for cause or voluntary termination by Mr. Schott, Mr. Schott is entitled to payment for accrued vacation.
(c)

Under Mr. Schott's employment offer letter dated July 31, 2002, upon termination by us without cause, Mr. Schott is entitled to two months severance pay. In addition, under our general employment practices, Mr. Schott is entitled to payment for accrued vacation.

(d)

Under Mr. Schott's stock option agreements dated November 11, 2005 and March 23, 2005, upon a change in control, 50% of any portion of the option not yet exercisable, shall immediately become exercisable. In addition, if after the occurrence of a change in control Mr. Schott's employment is terminated without cause, any portion of the outstanding options not theretofore exercisable shall immediately become exercisable. Following the acceleration of vesting, the options may, with the consent of Mr. Schott, be purchased by us for cash at a price equal to the fair market value less the purchase price payable by Mr. Schott to exercise the options for one (1) share of our Common Stock multiplied by the number of shares of Common Stock which Mr. Schott has the option to purchase. Under Mr. Schott's stock option agreement dated January 15, 2004, upon a change in control, 50% of any portion of the option not yet exercisable, shall immediately become exercisable and our Board may, at any time, in its sole discretion, provide that all or a specified portion of any outstanding options not theretofore exercisable shall immediately become exercisable and that any option not exercised prior to such change in control shall be cancelled. In addition, if after the occurrence of a change in control Mr. Schott's employment is terminated without cause, any portion of the outstanding options not theretofore exercisable, shall immediately become exercisable. Following the acceleration of vesting, the options may, with the consent of Mr. Schott, be purchased by us for cash at a price equal to the fair market value less the purchase price payable by Mr. Schott to exercise the options for one (1) share of our Common Stock multiplied by the number of shares of Common Stock which Mr. Schott has the option to purchase. Under Mr. Schott's stock option agreement dated August 9, 2002, upon a change in control, our Board may, at any time, in its sole discretion, provide that upon the occurrence of a change in control (as determined by our Board), all or a specified portion of any outstanding options not theretofore exercisable shall immediately become exercisable and that any option not exercised prior to such change in control shall be cancelled. Under Mr. Schott's employment offer letter dated July 31, 2002, if a change in control occurs and the new controlling shareholders do not continue Mr. Schott's employment by us for at least six (6) months thereafter, Mr. Schott will be entitled to receive an

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additional one (1) months' severance pay in the amount of $16,250. If Mr. Schott voluntarily terminates his employment within six (6) months following a change in control, he will be entitled to receive two (2) months severance pay in the amount of $32,500.

Thomas J. Kelly
Circumstances of Termination
Payments and Benefits	Death ($)	Disability ($)	Cause and Voluntary Termination ($)	Termination by Corporation other than for Cause or Disability ($)	Change in control ($)
	(a)	(a)	(b)	(c)	(d)
Base Salary	-	-	-	-	-
Vacation	11,230	11,230	11,230	11,230	-
Benefit Plans	-	-	-	-	-
Automobile	-	-	-	-	-
Perquisites and other personal benefits	-	-	-	-	-
Acceleration of stock option awards	-	-	-	-	-
Total	11,230	11,230	11,230	11,230	-

(a)	Under our general employment practices, upon termination due to death or disability, Mr. Kelly or his legal representative, is entitled to payment for accrued vacation.
(b)	Under our general employment practices, upon termination by us for cause or voluntary termination by Mr. Kelly, Mr. Kelly is entitled to payment for accrued vacation.
(c)	Under our general employment practices, upon termination by us without cause, Mr. Kelly is entitled to payment for accrued vacation.
(d)

Under Mr. Kelly's stock option agreements our Board may, at any time, in its sole discretion, provide that upon the occurrence of a change in control (as determined by the Board), all or a specified portion of any outstanding options not theretofore exercisable shall immediately become exercisable and that any option not exercised prior to such change in control shall be canceled. Under the Amendment to Conditions of Employment of Mr. Kelly dated December 7, 1999, if, following a change in control, Mr. Kelly's employment with us is terminated by us other than for cause or in the event that Mr. Kelly resigns under circumstances which constitute constructive dismissal by us of Mr. Kelly, then Mr. Kelly shall be entitled to receive severance pay from us as follows: If termination occurs within the first six (6)months after the change in control occurs, Mr. Kelly shall be entitled to six (6) months severance pay in the amount of $80,000; if termination occurs between six (6) and twelve (12) months after the change in control occurs, Mr. Kelly shall be entitled to five (5) months severance pay in the amount of $66,667; if termination occurs between twelve (12) and eighteen (18) months after the change in control occurs, Mr. Kelly shall be entitled to four (4) months severance pay in the amount of $53,333 and if the termination occurs between eighteen and twenty-four (24) months after the change in control occurs, Mr. Kelly shall be entitled to three (3) months severance pay in the amount of $40,000.

DIRECTOR COMPENSATION

The following table sets forth a summary of the compensation we paid to our outside directors during the fiscal year ended December 31, 2006.

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Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Benjamin M. Polk	20,000	-	60,555	-	-	-	80,555
Norman C. Epstein	28,000	-	60,555	-	-	-	88,555
Sydney Selati	23,000	-	60,687	-	-	-	83,687
Harold C. Taber	23,000	-	60,555	-	-	-	83,555
Mark S. Vidergauz	20,500	-	60,555	-	-	-	81,055

(1)

The outside directors held the following numbers of outstanding stock options as of December 31, 2006; Benjamin M. Polk, 9,600; Norman C. Epstein, 19,200; Sydney Selati, 64,000; Harold C, Taber, 19,200; and Mark S. Vidergauz, 9,600.

During the year ended December 31, 2006 no options awards were granted to our outside directors.

In 2006, outside directors were entitled to an annual fee of $15,000 plus $1,500 for each meeting of the Board attended. Outside directors were also entitled to $500 for each Board meeting attended by telephone. Outside directors were entitled to $1,000 for each Audit Committee meeting attended in person and $500 for each Audit Committee meeting attended by telephone. The Audit Committee chairman earns an additional annual fee of $5,000. Outside directors were entitled to $500 for each Compensation Committee meeting attended in person and $250 for each Compensation Committee meeting attended by telephone. Outside directors were entitled to $500 for each Nominating Committee meeting attended in person and $250 for each Nominating Committee meeting attended by telephone. Outside directors were entitled to $500 for each Special Committee meeting attended in person and $250 for each Special Committee meeting attended by telephone.

Employee Stock Option Plans

The Company has a stock option plan (the “Plan”) that provided for the grant of options to purchase up to 24,000,000 shares of the Common Stock of the Company to certain key employees of the Company and its subsidiaries. Options granted under the Plan may either be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified options. Such options are exercisable at fair market value on the date of grant for a period of up to ten years. Under the Plan, shares subject to options may be purchased for cash, or for shares of Common Stock valued at fair market value on the date of purchase. Under the Plan, no additional options may be granted after July 1, 2001.

During 2001, the Company adopted the 2001 Option Plan. The 2001 Option Plan provides for the grant of options to purchase up to 22,000,000 shares of the Common Stock of the Company to certain key employees of the Company and its subsidiaries. Options granted under the 2001 Option Plan may be incentive stock options under Section 422 of the Internal Revenue Code, as amended (the “Code”), nonqualified stock options, or stock appreciation rights.

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The Plan and the 2001 Option Plan are administered by the Compensation Committee of the Board of Directors of the Company, comprised of directors who satisfy the “non-employee” director requirements of Rule 16b-3 under the Securities Exchange Act of 1934 and the “outside director” provision of Section 162(m) of the Code. Grants under the Plan and the 2001 Option Plan are made pursuant to individual agreements between the Company and each grantee that specifies the terms of the grant, including the exercise price, exercise period, vesting and other terms thereof.

Outside Directors Stock Option Plans

The Company had an option plan for its outside directors (the “Directors Plan”) that provided for the grant of options to purchase up to an aggregate of 800,000 shares of Common Stock of the Company to directors of the Company who are not and have not been employed by or acted as consultants to the Company and its subsidiaries or affiliates and who are not and have not been nominated to the Board of Directors of the Company pursuant to a contractual arrangement. Under the Directors Plan, no additional options could be granted after November 30, 2004.

During 2005, the Company adopted the 2005 Hansen Natural Corporation Stock Option Plan for Non-Employee Directors (“2005 Directors Plan”) that provides for the grant of options to purchase up to an aggregate of 800,000 shares of Common Stock of the Company to non-employee directors of the Company. On the date of the annual meeting of stockholders at which an eligible director is initially elected, each eligible director is entitled to receive a one-time grant of an option to purchase 24,000 shares of the Company’s Common Stock exercisable at the closing price for a share of Common Stock on the date of grant. Additionally, on the fifth anniversary of the election of eligible directors elected or appointed to the Board, and each fifth anniversary thereafter, each eligible director shall receive an additional grant of an option to purchase 19,200 shares of the Company’s Common Stock. Options become exercisable in four equal installments, with the grant immediately vested with respect to 25% of the grant and the remaining installments vesting on the three successive anniversaries of the date of grant; provided that all options held by an eligible director become fully and immediately exercisable upon a change in control of the Company. Options granted under the 2005 Directors Plan that are not exercised generally expire ten years after the date of grant. Option grants may be made under the 2005 Directors Plan for ten years from the effective date of the Directors Plan. The Directors Plan is a “formula plan” so that a non-employee director’s participation in the Directors Plan does not affect his status as a “disinterested person” (as defined in Rule 16b-3 under the Securities Exchange Act of 1934). Four eligible directors were initially granted options to purchase 19,200 shares of the Company’s Common Stock pursuant to the 2005 Directors Plan, (see “Principal Stockholders and Security Ownership of Management”).

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Equity Compensation Plan Information

The following table sets forth information as of December 31, 2006 with respect to shares of our Common Stock that may be issued under our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	12,534,450	$ 5.17	6,902,450
Equity compensation plans not approved by stockholders	-	-	-
Total	12,534,450	$ 5.17	6,902,450

As of September 7, 2007, 6,712,100 shares were available for grant under equity compensation plans.

Certain Relationships and Related Transactions and Director Independence

The Board has determined that Messrs. Epstein, Taber, Selati and Vidergauz are independent directors under applicable Nasdaq Marketplace Rules and SEC Rules. In addition, the Board has also determined that all directors who serve on the Audit, Compensation and Nominating Committees are independent under applicable Nasdaq Marketplace Rules and SEC rules.

Each director and nominee for election as director delivers to the company annually a questionnaire that includes, among other things, a request for information relating to any transactions in which both the director or nominee, or their family members, and the company participates, and in which the director or nominee, or such family member, has a material interest.

The Audit Committee, among its other duties and responsibilities, reviews and monitors all related party transactions. The Audit Committee will assess, among factors it deems appropriate, whether the transaction is on terms no more favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. The Audit Committee is responsible for reviewing all related party transactions on a continuing basis and potential conflict of interest situations where appropriate. No director shall participate in any discussion or approval of a transaction for which he is a related party, except that this director shall provide all material information concerning the transaction to the Audit Committee.

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Benjamin M. Polk is a partner in Schulte Roth & Zabel LLP, a law firm that we have retained since May 2004, and was previously a partner with Winston & Strawn LLP, a law firm (together with its predecessors) that had been retained by the company since 1992. In 2006, we expended $1.5 million in fees related to services provided by that law firm.

Mark Vidergauz is the Managing Director and Chief Executive Officer of the Sage Group LLC, a professional services firm utilized by us during 2006 and 2005. In 2006 and 2005, we expended $8,300 and $16,300 in fees related to services provided by that professional services firm.

Rodney C. Sacks is currently acting as the sole Trustee of a trust formed pursuant to an Agreement of Trust dated July 27, 1992 for the purpose of holding the Hansen’s ® trademark. We and HBC have agreed to indemnify Mr. Sacks and hold him harmless from any claims, loss or liability arising out of his acting as Trustee.

During 2006, we purchased promotional items from IFM Group, Inc. (“IFM”). Rodney C. Sacks, together with members of his family, own approximately 27% of the issued shares in IFM. Hilton H. Schlosberg, together with members of his family, own approximately 58% of the issued shares in IFM. Purchases from IFM of promotional items in 2006, 2005 and 2004 were $1.0 million, $0.7 million and $0.6 million, respectively. We continue to purchase promotional items from IFM Group, Inc. in 2007.

The preceding descriptions of agreements are qualified in their entirety by reference to such agreements, which have been filed as exhibits to the Company’s reports, as applicable.

AUDIT COMMITTEE

The Board of Directors has adopted a written charter for the Audit Committee which is available on our website at www.hansens.com. The Board of Directors has determined that the members of the Audit Committee are "independent," as defined in the rules of the National Association of Securities Dealers relating to audit committees, meaning that they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company.

Report of the Audit Committee

                 The Audit Committee consists of three independent directors (as independence is defined by NASD Rule 4200(a) (15)). Our Board of Directors has determined that Mr. Epstein is (1) an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K of the Exchange Act, and (2) independent as defined by the listing standards of NASDAQ and Section 10A(m)(3) of the Exchange Act. The Audit Committee appoints, determines funding for, oversees and evaluates the auditor with respect to accounting, internal controls and other matters, and makes other decisions with respect to audit and finance matters. The Audit Committee also pre-approves the retention of the auditors, and the auditor’s fees for all audit and non-audit services provided by the auditor and determines whether the provision of non-audit services is compatible

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with maintaining the independence of the auditor. All members of the Audit Committee are able to read and understand financial statements and have experience in finance and accounting that provide them with financial sophistication.

Duties and Responsibilities

The Audit Committee operates under a written charter approved by the Board of Directors. Pursuant to authority delegated by the Board of Directors and the Audit Committee’s written charter, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to:

•	the integrity of the Company’s financial statements;
•	the Company’s systems of internal controls regarding finance and accounting as established by management;
•	the independent auditor’s qualifications and independence;
•	the performance by the Company’s independent auditors;
•	the Company’s auditing, accounting and financial reporting processes generally; and
•	compliance with the Company’s ethical standards for senior financial officers and all personnel.

In fulfilling its duties, the Audit Committee maintains free and open communication with the Board, the independent auditors, financial management and all employees.

In connection with these responsibilities, the Audit Committee met with management and Deloitte and Touche LLP, the Company’s independent auditors, to review and discuss the Company’s audited financial statements. The Audit Committee also discussed with the independent auditors the matters required by the Statement on Auditing Standards No. 61 (Certification of Statements on Auditing Standards), as may be modified or supplemented. The Audit Committee also received from Deloitte and Touche LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as may be modified or supplemented, and has discussed with Deloitte and Touche LLP its independence.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Audit Committee
Norman C. Epstein, Chairman
Harold C. Taber, Jr.
Sydney Selati

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Principal Accounting Firm Fees

Accounting Fees

Aggregate fees billed and unbilled to the Company for service provided for the years ended December 31, 2006, and 2005 by the Company’s independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively “Deloitte & Touche”):

	Year ended December 31,
	2006	2005
Audit Fees	$ 1,250,274	$ 559,572
Audit Related Fees[1]	13,884	93,830
Tax Fees[2]	1,500	10,383
Total Fees[3]	$ 1,265,658	$ 663,785

1 Audit related fees consisted of fees for consultations regarding reporting matters under regulations of the Securities and Exchange Commission.

2 Tax fees consisted of fees for tax consultation services including advisory services for state tax analysis and tax audit assistance.

3 For years ended December 31, 2006 and 2005, all of the services performed by Deloitte & Touche have been pre-approved by the Audit Committee.

The Audit Committee has considered whether Deloitte & Touche’s provision of the non-audit services covered above is compatible with maintaining Deloitte & Touche’s independence and has determined that it is.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when necessary due to timing considerations. Any services approved by the Chairman must be reported to the full Audit Committee at its next scheduled meeting. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with the pre-approval policies, and the fees for the services performed to date.

COMPENSATION COMMITTEE

The Compensation Committee is responsible for reviewing, developing and recommending to the Board the appropriate management compensation policies, programs and levels and reviews the performance of the Chief Executive Officer, President and other senior executive officers periodically in relation to these objectives.

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The Compensation Committee is ultimately responsible for determining, affirming or amending the level and nature of executive compensation of the Company. The Compensation Committee has access, at the Company's expense, to independent, outside compensation consultants for both advice and competitive data for the purpose of making such determinations. The Compensation Committee believes that the compensation policies and programs as outlined above in Compensation Discussion and Analysis ensure that levels of executive compensation fairly reflect the performance of the Company, thereby serving the best interests of its stockholders.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The Company's Compensation Committee is comprised of Mr. Epstein, Mr. Selati and Mr. Vidergauz. No interlocking relationships exist between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

Compensation Committee

Norman C. Epstein, Chairman
Sydney Selati
Mark S. Vidergauz

NOMINATING COMMITTEE

The Nominating Committee assists the Board in fulfilling its responsibilities by establishing, and submitting to the Board for approval, criteria for the selection of new directors; identifying and approving individuals qualified to serve as members of the Board; selecting director nominees for our annual meetings of stockholders; evaluating the performance of the Board; reviewing and recommending to the Board any appropriate changes to the committees of the Board; and developing and recommending to the Board corporate governance guidelines and oversight with respect to corporate governance and ethical conduct.

                The Nominating Committee has a policy regarding the consideration of any director candidates recommended by stockholders. Suggestions for candidates to the Board may be made in writing and mailed to the Nominating Committee, c/o Office of Corporate Secretary, Hansen Natural Corporation, 550 Monica Circle, Suite 201, Corona, CA 92880. Nominations must be submitted in a manner consistent with our bylaws. We will furnish a copy of the bylaws to any person, without charge, upon written request directed to the Office of Corporate Secretary at our principal executive offices. Each candidate suggestion made by a stockholder must include the following:

•	the candidate’s name, contact information, detailed biographical material,

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qualifications and an explanation of the reasons why the stockholder believes that this candidate is qualified for service on the Board;

•

all information relating to the candidate that is required to be disclosed in solicitations of proxies for elections of directors in an election contest, or as otherwise required, under the securities laws;

•	a written consent of the candidate to being named in a Company proxy statement as a nominee and to serving as a director, if elected; and
•	a description of any arrangements or undertakings between the stockholder and the candidate regarding the nomination.

Our Nominating Committee will evaluate all stockholder-recommended candidates on the same basis as any other candidate. Among other things, the Nominating Committee will consider the experience and qualifications of any particular candidate as well as such candidate’s past or anticipated contributions to the Board and its committees. See “Deadline for Receipt of Stockholder Proposals” for information regarding nominations of director candidates by stockholders for the 2007 Annual Meeting of Stockholders.

Nominating Committee
Norman C. Epstein
Harold C. Taber, Jr.

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors of the Company may recommend.

It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the stamped, self-addressed envelope which has been enclosed.

COMMUNICATING WITH THE BOARD

Stockholders, Employees and others interested in communicating with the Chairman and CEO, should write to the address below:

Rodney C. Sacks, Chairman and CEO

Hansen Natural Corporation

550 Monica Circle, Suite 201

Corona, CA 92880

Those interested in communicating directly with the Board, any of the committees of the Board, the outside directors as a group or individually should write to the address below:

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Office of Corporate Secretary

Hansen Natural Corporation

550 Monica Circle, Suite 201

Corona, CA 92880

FORM 10-K AND OTHER DOCUMENTS AVAILABLE

A copy of our Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC, is available on our website at www.hansens.com. The Annual Report on Form 10-K is also available without charge to any stockholder upon request to:

Hansen Natural Corporation

550 Monica Circle, Suite 201

Corona, CA 92880

(951) 739-6200 * (800) HANSENS

Additionally, charters for the committees of the Board of Directors as well as the Company’s Code of Business Conduct and Ethics are available on our website.

Incorporation by Reference

In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the information included under the captions “Compensation Committee,” “Report of the Audit Committee” and “Performance Graph” shall not be deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that the Company specifically incorporates these items by reference.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: September 25, 2007	/s/ Rodney C. Sacks
RODNEY C. SACKS
Chairman of the Board of Directors

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EXHIBIT A

HANSEN NATURAL CORPORATION

AMENDED AND RESTATED

2001 STOCK OPTION PLAN

(amended and restated as of September 18, 2007)

TABLE OF CONTENTS

Page

1. Purpose	1
2. Definitions	1
3. Shares Subject to the Plan	2
4. Grant of Stock Options and Stock Appreciation Rights	2
5. Certificate for Awards of Stock	5
6. Loans	6
7. Beneficiary	6
8. Administration of the Plan	7
9. Amendment or Discontinuance	7
10. Adjustments in Event of Change in Common Stock	8
11. Miscellaneous	8
12. Effective Date and Stockholder Approval	10

i

HANSEN NATURAL CORPORATION

AMENDED AND RESTATED

2001 STOCK OPTION PLAN

1.	Purpose

The purpose of the Hansen Natural Corporation 2001 Stock Option Plan is to attract and retain persons of ability as employees and consultants of Hansen Natural Corporation and its subsidiaries and affiliates, and encourage such employees and consultants to continue to exert their best efforts on behalf of the Company, its subsidiaries and affiliates.

2.	Definitions

When used herein, the following terms shall have the following meanings:

“Beneficiary” means the beneficiary or beneficiaries designated pursuant to Section 7 to receive the benefit, if any, provided under the Plan upon the death of an Employee or Consultant.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

“Committee” means the Committee appointed by the Board pursuant to Section 8.

“Company” means Hansen Natural Corporation, and its successors and assigns.

“Consultant” means a consultant or advisor of a Participating Company who, in the judgment of the Committee, is responsible for, or contributes to, the growth or profitability of the business of the Company

“Employee” means an employee of a Participating Company who, in the judgment of the Committee, is responsible for or contributes to the growth or profitability of the business of the Company.

“Exchange” means the New York Stock Exchange, or if the Stock is not listed on the New York Stock Exchange, the principal exchange on which the Stock is listed or the NASDAQ system of the National Association of Securities Dealers.

“Exchange Act” means the Securities Exchange Act of 1934.

“Fair Market Value” means, as of any date, the closing price on the Exchange for one share of Stock on such date, or, if no sales of Stock have taken place on such date, the Fair Market Value of one share of Stock on the most recent date on which selling prices were reported on the Exchange.

1

In the event that the Company’s shares are not publicly traded on an Exchange, the Committee shall determine the fair market value for all purposes.

“Option” means an option to purchase Stock subject to the applicable provisions of Section 4 and awarded in accordance with the terms of the Plan and which may be an incentive stock option qualified under Section 422 of the Code or a nonqualified stock option.

“Option Agreement” means the written agreement evidencing each Option or SAR granted to an Employee or Consultant under the Plan.

“Participating Company” means the Company or any subsidiary of other affiliate of the Company; provided, however, for incentive stock options only, “Participating Company” means the Company or any corporation which at the time such option is granted qualifies as a “subsidiary corporation” of the Company under Section 424(f) of the Code.

“Plan” means the Hansen Natural Corporation 2001 Stock Option Plan, as the same may be amended, administered or interpreted from time to time.

“SAR” means a stock appreciation right subject to the appropriate requirements under Section 4 and awarded in accordance with the terms of the Plan.

“Service” means (i) with respect to an Employee, the Employee’s employment with a Participating Company or (ii) with respect to a Consultant, the Consultant’s services to a Participating Company.

“Stock” means the common stock of the Company.

“Total Disability” means the complete and permanent inability of an Employee or Consultant to perform all of his or her duties under the terms of his or her Service with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, the Committee deems appropriate or necessary.

3.	Shares Subject to the Plan

The aggregate number of shares of Stock with respect to which awards may be granted under the Plan is 22,000,000 shares. Such shares shall be made available either from authorized and unissued shares or shares held by the Company in its treasury. If, for any reason, any shares of Stock subject to purchase or payment by exercising an Option or SAR under the Plan are not delivered or are reacquired by the Company, for reasons including, but not limited to, termination of employment, or expiration or cancellation of an Option or SAR, such shares of Stock shall again become available for award under the Plan.

4.	Grant of Stock Options and Stock Appreciation Rights

(a)           Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Employees or Consultants to whom Options are to be granted; determine whether such Option shall be incentive stock options or nonqualified stock options or a combination of incentive stock options and nonqualified stock options;

2

determine the number of shares of Stock subject to each Option or the number of shares of Stock that shall be used to determine the value of an SAR; determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period; determine whether or not all or part of each Option may be cancelled by the exercise of an SAR; and determine any other terms of each Option not inconsistent with the provisions herein; provided, however, that (A) no Option shall be granted after the expiration of ten years from the effective date of the Plan, (B) incentive stock options may only be granted to Employees and (C) the aggregate Fair Market Value (determined as of the date an Option is granted) of the Stock for which incentive stock options granted to any Employee under this Plan may first become exercisable in any calendar year shall not exceed $100,000.

(b)           The exercise period for Options and SARs shall be no more than 10 years from the date of grant; provided, however, that the exercise period for an incentive stock option and any tandem SARs granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company (a “Ten Percent Shareholder”) shall not exceed five years.

(c)           The option or SAR exercise price per share shall be determined by the Committee at the time the Option is granted; provided, however, that the exercise price shall be not less than the Stock’s Fair Market Value at date of grant, or in the case of an incentive stock option and any tandem SARs granted to a Ten Percent Shareholder, 110 percent of the Fair Market Value on the date of grant.

(d)           No part of any Option or SAR may be exercised by an Employee or Consultant until such Employee or Consultant shall have remained in the Service of one or more Participating Companies for such period as the Committee may specify, if any, after the date on which the Option is granted, or achieved such performance or other criteria, as the Committee may specify, if any, of the Company or any other Participating Company, and the Committee may further require exercisability in installments; provided, however, the period during which an SAR is exercisable shall commence no earlier than six months following the date the SAR is granted.

(e)           (i)           If the Employee’s or the Consultant's Services terminate, he or she may exercise his or her Options or SARs to the extent that he or she shall have been entitled to do so at the date of the termination of his or her Services, at any time, or from time to time, within three months after the date of the termination of his or her Services or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 4(b) above.

(ii)           If an Employee or Consultant who has been granted an Option or SAR dies while an Employee or Consultant of a Participating Company, his or her Options or SARs may be exercised, to the extent that the Employee or Consultant shall have been entitled to do so on the date of his or her death or such termination of Service, by his or her Beneficiary including, if applicable, his or her executors or administrators, at any time, or from time to time, within six months after the date of the Employee’s or the Consultant’s death or within such other period, and subject to such terms and conditions as the Committee may specify, but no later than the expiration date specified in Section 4(b) above.

3

(iii)         If the Employee’s or the Consultant’s Services with a Participating Company terminates because of his or her Total Disability, he or she may exercise his or her Options or SARs, to the extent that he or she shall have been entitled to do so at the date of the termination of his or her Services, at any time, or from time to time, within six months after the date of the termination of his or her Services or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 4(b) above.

(f)            If the Employee’s or the Consultants Services terminate for any reason prior to the date all or a portion of the Options become exercisable, such nonexercisable Options shall automatically expire on the date of termination of Services. However, if the Employee's or the Consultant’s Services terminate due to death or Total Disability, the Committee may, in its sole discretion, pay such Employee or Consultant or his or her Beneficiary an amount as the Committee determines to be reasonable compensation for the expired Options.

(g)           No Option or SAR granted under the Plan shall be transferable other than by Will or by the laws of descent and distribution. During the lifetime of the optionee, an Option and SAR shall be exercisable only by him or her. Notwithstanding the foregoing, if the agreement evidencing such award so provides, an Employee or Consultant may transfer any Option or SAR (other than an incentive stock option or related SAR) to the Employee’s or the Consultant’s spouse, parents, children, and/or grandchildren, or to one or more trusts, partnerships, limited liability corporations or corporations, the majority of the beneficiaries/members/stockholders of which are such family members. Any Option or SAR so transferred shall be subject to the same terms and conditions that applied to such Option or SAR immediately prior to its transfer (except that such transferred Option or SAR shall not be further transferable by the transferee during the transferee's lifetime).

(h)           With respect to an incentive stock option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an incentive stock option within the meaning of Section 422 of the Code.

(i)            Each Option granted under the Plan shall be evidenced by a written Option Agreement, in a form approved by the Committee. Such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Option granted and such other terms and conditions as the Committee may specify. Further, each such Option Agreement shall provide that unless at the time of exercise of the Option there shall be, in the opinion of counsel for the Company, a valid and effective registration statement under the Securities Act of 1933 (“'33 Act”) and appropriate qualification and registration under applicable state securities laws relating to the Stock being acquired pursuant to the Option, the Employee or Consultant shall upon exercise of the Option give a representation that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the resale or distribution of such shares. In the absence of such registration statement, the Employee or Consultant shall be required to execute a written affirmation, in a form reasonably satisfactory to the Company, of such investment intent and to further agree that he or she will not sell or transfer any Stock acquired pursuant to the Option until he or she requests and receives an opinion of the Company’s counsel to the effect that such proposed sale or transfer will not result in a violation of the '33 Act, or a registration statement covering the sale or transfer of the

4

shares has been declared effective by the Securities and Exchange Commission, or he or she obtains a no-action letter from the Securities and Exchange Commission with respect to the proposed transfer.

(j)            Except as otherwise provided in the Plan, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or in stock already owned by the optionee, or a combination of cash and stock, or in such other consideration as the Committee deems appropriate, having a total fair market value equal to the purchase price. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and such other documents as the Committee may determine.

(k)           Upon exercise of an SAR, the Employee or the Consultant shall be entitled to receive all or a portion of the excess of the Fair Market Value of a specified number of shares of Stock at the time of exercise over a specified amount which shall not, subject to Section 4(j), be less than the Fair Market Value of such specified number of shares of Stock at the time the SAR is granted. Upon exercise of an SAR, payment of such excess shall be made in cash.

(l)            If the Option granted to an Employee or a Consultant allows the Employee or the Consultant to elect to cancel all or any portion of an unexercised Option by exercising a related (tandem) SAR, then the Option price per share of Stock shall be used as the specified price in Section 4(k), to determine the value of the SAR upon such exercise, and, in the event of the exercise of such SAR, the Company’s obligation in respect of such Option or such portion thereof will be discharged by payment of the SAR so exercised.

(m)          No officer of the Company may be (x) awarded shares of Stock or (y) granted Options during any consecutive 24-month period for more than 8,000,000 shares of Stock (subject to adjustment pursuant to Section 10).

5.	Certificate for Awards of Stock

(a)           Each Employee or Consultant entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name designated by the Employee or the Consultant, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

(b)           Shares of Stock shall be made available under the Plan either from authorized and unissued shares, or shares held by the Company in its treasury. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to the listing of such shares on any stock exchange on which the Stock may then be listed, the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any governmental body, which the Committee shall, in its sole discretion, determine to be necessary or advisable and the recipient’s execution of a shareholders agreement providing such terms and conditions as the Committee may determine in its sole discretion.

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(c)           All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 5(c) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if, and so long as, the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

(d)           Each Employee or Consultant who receives Stock upon exercise of an Option shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Employee or Consultant awarded an Option shall have any right as a shareholder with respect to any shares subject to such Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

6.	Loans

(a)           The Committee may provide for supplemental loans to Employees or Consultants at such time and in such manner as the Committee may determine in connection with the exercise of an Option.

(b)           Any such loan shall be evidenced by a written loan agreement or other instrument in such form and shall contain such terms and conditions, including without limitation, provisions for interest, payment schedules, collateral, events of default or acceleration of such loans or parts thereof, as the Committee shall specify; provided, however, that in the case of an incentive stock option, the interest rate set by the Committee under such an arrangement shall be no lower than that required to avoid the imputation of unstated interest under the Code and the Committee shall specify no such term or condition that would result in such Option failing to qualify as an incentive stock option.

7.	Beneficiary

(a)           Each Employee or Consultant shall file with the Company a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Option or SAR, if any, awarded under the Plan upon his or her death. An Employee or Consultant may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Employee’s or the Consultant’s death, and in no event shall it be effective as of a date prior to such receipt.

(b)           If no such Beneficiary designation is in effect at the time of an Employee’s or the Consultant’s death, or if no designated Beneficiary survives the Employee or Consultant or if such designation conflicts with law, the Employee’s or the Consultant’s estate shall be entitled to receive the Option and SAR, if any, awarded under the Plan upon his or her

6

 death.  If the Company is in doubt as to the right of any person to receive such Option or SAR, the Company may retain such Option or SAR, without liability for any income thereon, until the Company determines the rights thereto, or the Company may transfer such Option or SAR into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefore.

8.	Administration of the Plan

(a)           The Plan shall be administered by the Compensation Committee of the Board or such other committee as appointed by the Board (the “Committee”). The Committee shall have at least two members and each member shall be a member of the Board and (unless otherwise determined by the Board) shall satisfy the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the “outside director” provisions of Section 162(m) of the Code, or any successor regulations or provisions.

(b)           All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

(c)           The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof, and its interpretations and constructions thereof and actions taken thereunder shall be final, conclusive and binding on all persons for all purposes.

(d)           The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Employees and Consultants, whether or not such Employees and Consultants are similarly situated.

(e)           The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

(f)            Notwithstanding anything else herein to the contrary, unless otherwise provided by the Board, Options or SARs may be granted to an Employee who is not an officer of the Company or a Consultant, by the Board or the Executive Committee of the Board (in lieu of being granted by the Committee), in which event the Board or the Executive Committee of the Board (as the case may be) may exercise any discretionary authority with respect to such Options or SARs that would otherwise be exercisable by the Committee.

9.	Amendment or Discontinuance

(a)           The Board may, at any time, amend or terminate the Plan. No amendment shall become effective unless approved by affirmative vote of the Company’s stockholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule l6b-3 or any successor rule under the Exchange Act or Section 162(m) of the Code any other rule or regulation. No amendment

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or termination shall materially impair the rights of any person with respect to a previously granted Option or SAR without such person's consent.

10.	Adjustments in Event of Change in Common Stock

(a)           Subject to Section 10(b), if the outstanding shares of Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of stock or securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Stock or other securities, then, to the extent permitted by the Company, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares provided in Section 3, (ii) the maximum number and kind of shares with respect to which an officer of the Company may be granted an award pursuant to Section 4 (m), (iii) the number and kind of shares or other securities subject to the outstanding Options and tandem SARs, if any, and (iv) the price for each share or other unit of any other securities subject to outstanding Options without change in the aggregate purchase price or value as to which such Options remain exercisable or subject to restrictions. Any adjustment under this Section 10(a) shall be made by the Company, whose determination as to what adjustments shall be made and the extent thereof will be final, binding and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustment.

(b)           Notwithstanding anything else herein to the contrary, the Board, in its sole discretion may provide, at the time of grant of an Option or at any time thereafter, that upon the occurrence of a change in control of the Company (as determined by the Board) all or a specified portion of any outstanding Options not theretofore exercisable shall immediately become exercisable and that any Option not exercised prior to such change in control shall be canceled.

11.	Miscellaneous

(a)           Nothing in this Plan or any Option Agreement hereunder shall confer upon any Employee or Consultant any right to continue in the Service of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her Service at any time.

(b)           No Option or SAR granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless any such Participating Company shall determine otherwise.

(c)           No Employee or Consultant shall have any claim to an Option or SAR until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

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(d)           Absence on leave approved by a duly constituted officer of a Participating Company shall not be considered interruption or termination of Service for any purposes of the Plan; provided, however, that no Option or SAR may be granted to an Employee or Consultant while he or she is absent on leave.

(e)           If the Committee shall find that any person to whom any Option or SAR, or portion thereof, is awarded to under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefore.

(f)            The right of any Employee, Consultant or other person to any Option, SAR or Stock under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in Section 7 with respect to the designation of a Beneficiary or as may otherwise be required by law, and except as provided in Section 4(g). If, by reason of any attempted assignment, transfer, pledge, or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Employee, Consultant or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the Employee, Consultant or his or her Beneficiary, then the Committee may terminate such person’s interest in any such payment and direct that the same be held and applied to or for the benefit of the Employee, Consultant, his or her Beneficiary or any other persons deemed to be the natural objects of his or her bounty, taking into account the expressed wishes of the Employee or Consultant (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

(g)           Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available to all Employees and Consultants at all reasonable times at the Company’s headquarters.

(h)           The Committee may cause to be made, as a condition precedent to the grant of any Option or SAR, or otherwise, appropriate arrangements with the Employee or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes.

(i)            The Plan and the grant of Options and SARs shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required.

(j)            All elections, designations, requests, notices, instructions and other communications from an Employee, Consultant, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Committee.

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(k)           The terms of the Plan shall be binding upon the Company and its successors and assigns.

(l)            Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

(m)          The Company shall have the right to require an optionee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for Common Stock.

12.	Effective Date and Stockholder Approval

The original effective date of the Plan was July 1, 2001.  The Plan was subsequently amended on March 8, 2006.  The effective date of the Plan, as amended and restated, shall be September 18, 2007, subject to approval by a majority of the Company's stockholders at their 2007 Annual Meeting. Notwithstanding anything in the Plan to the contrary, if the Plan, as amended and restated, shall have been approved by the Board prior to such Annual Meeting, Employees and Consultants may be selected and award criteria may be determined as provided herein subject to such subsequent stockholder approval.

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PROXY FOR

HANSEN NATURAL CORPORATION

THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 9, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Hansen Natural Corporation (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 5, 2007, and hereby appoints Rodney C. Sacks and Hilton H. Schlosberg, or either of them, as proxies and attorneys-in-fact, each with the power of appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on November 9, 2007, at 3:00 p.m. local time, at the Ayres Suites Corona West, located at 1900 W. Frontage Road, Corona, California 92882 and at any postponement or adjournment thereof, and to vote all the stock of the Company that the undersigned would be entitled to vote as designated on the reverse hereof if then and there personally present, on the matters set forth in the Notice of Annual Meeting of Stockholders and proxy statement. In their discretion, such proxies are each authorized to vote upon such other business as may properly come before such Annual Meeting of Stockholders or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

■                                                                                                                                                               14475 ■

PROXY FOR

ANNUAL MEETING OF STOCKHOLDERS OF

HANSEN NATURAL CORPORATION

November 9, 2007

PROXY VOTING INSTRUCTIONS

MAIL– Date, sign and mail your proxy card in the envelope provided as soon as possible.
-OR-
TELEPHONE– Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.	COMPANY NUMBER
ACCOUNT NUMBER

-OR-
INTERNET– Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.
-OR-
IN PERSON– You may vote your shares in person by attending the Annual Meeting.

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

■ 20733000000000000000 2		110907

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURNPROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
		2. Proposal to approve the Company's Amended and Restated Stock Option Plan	☐	☐	☐
1. Proposal to elect seven Directors:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES ☐Rodney C. Sacks ☐Hilton H. Schlosberg ☐Norman C. Epstein ☐Benjamin M. Polk ☐Sydney Selati ☐Harold C. Taber, Jr. ☐Mark S. Vidergauz	3. Proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2007.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

The shares represented in this proxy card will be voted as directed above.

IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR ALL LISTED PROPOSALS.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ■

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

□
Signature of Stockholder Date: Signature of Stockholder Date:

Note:Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■                                                                                                                                                                                                               ■

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS OF
HANSEN NATURAL CORPORATION
November 9, 2007
Please date, sign and mail your proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided.

■ 20733000000000000000 2		110907

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
		2. Proposal to approve the Company's Amended and Restated Stock Option Plan	☐	☐	☐
1. Proposal to elect seven Directors:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES ☐Rodney C. Sacks ☐Hilton H. Schlosberg ☐Norman C. Epstein ☐Benjamin M. Polk ☐Sydney Selati ☐Harold C. Taber, Jr. ☐Mark S. Vidergauz	3. Proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2007.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

The shares represented in this proxy card will be voted as directed above.

IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR ALL LISTED PROPOSALS.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ■

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

□
Signature of Stockholder Date: Signature of Stockholder Date:

Note:Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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